--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-124562)

CCM LOGO
CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE TERM SHEET

$1,378,474,000 (APPROXIMATE)

--------------------------------------------------------------------------------

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
Issuing Entity

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-124562)

JANUARY 23, 2006

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The issuer is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such Offered Certificates when, as and if issued by the issuer. You are advised that the terms of the
Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuer does not deliver such Offered
Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

--------------------------------------------------------------------------------
                                  BEAR STEARNS
                                        2
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                          $1,378,474,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     SPONSOR

             NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
                                   ORIGINATORS

                        NEW CENTURY MORTGAGE CORPORATION
                                    SERVICER

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    DEPOSITOR

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
                                 ISSUING ENTITY

TRANSACTION HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVG          DISTRIBUTION         INITIAL
   OFFERED                                                   EXPECTED RATINGS      LIFE(1)(2)      WINDOW(1)(2)      SUBORDINATION
   CLASSES     BALANCE(3)     DESCRIPTION      BENCHMARK    (S&P/MOODY'S/FITCH)    CALL / MAT       CALL / MAT           LEVEL
-----------------------------------------------------------------------------------------------------------------------------------

     A-1      591,325,000       FLT/SEN        1M LIBOR       AAA / AAA / AAA     1.00 / 1.00      1-21 / 1-21           23.45%
     A-2      191,613,000       FLT/SEN        1M LIBOR       AAA / AAA / AAA     2.00 / 2.00     21-27 / 21-27          23.45%
     A-3      254,245,000       FLT/SEN        1M LIBOR       AAA / AAA / AAA     3.00 / 3.00     27-69 / 27-69          23.45%
     A-4       83,010,000       FLT/SEN        1M LIBOR       AAA / AAA / AAA     5.96 / 8.20     69-71 / 69-166         23.45%
     M-1       53,412,000       FLT/MEZZ       1M LIBOR       AA+ / Aa1 / AA+     5.02 / 5.47     52-71 / 52-141         19.80%
     M-2       49,754,000       FLT/MEZZ       1M LIBOR        AA / Aa2 / AA      4.68 / 5.13     47-71 / 47-136         16.40%
     M-3       29,267,000       FLT/MEZZ       1M LIBOR       AA / Aa3 / AA-      4.52 / 4.95     45-71 / 45-130         14.40%
     M-4       27,072,000       FLT/MEZZ       1M LIBOR        AA- / A1 / A+      4.44 / 4.86     43-71 / 43-126         12.55%
     M-5       24,877,000       FLT/MEZZ       1M LIBOR         A+ / A2 / A       4.38 / 4.78     42-71 / 42-121         10.85%
     M-6       22,682,000       FLT/MEZZ       1M LIBOR         A / A3 / A-       4.33 / 4.71     41-71 / 41-117          9.30%
     M-7       20,487,000       FLT/MEZZ       1M LIBOR      A- / Baa1 / BBB+     4.29 / 4.65     40-71 / 40-112          7.90%
     M-8       16,097,000       FLT/MEZZ       1M LIBOR      BBB+ / Baa2 / BBB    4.27 / 4.61     40-71 / 40-106          6.80%
     M-9       14,633,000       FLT/MEZZ       1M LIBOR     BBB+ / Baa3 / BBB-    4.24 / 4.54     39-71 / 39-102          5.80%
   M-10(4)     14,633,000       FLT/MEZZ       1M LIBOR      BBB / Ba1 / BBB-     4.23 / 4.50     39-71 / 39-97           4.80%

1.    Certificates are priced to the 10% optional clean-up call.

2.    Based on the pricing prepayment assumption described herein.

3.    Certificate sizes subject to a variance of +/- 5%.

4.    The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

2-YEAR FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in month 1, building to 30.0% by month 12; 30.0% CPR for months 13-22; 60.0% CPR for months
23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% by month 12; 30.0% CPR for months 13-34; 60.0% CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

                                  BEAR STEARNS
                                        3
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------------------------------------

ISSUING ENTITY:                    Carrington Mortgage Loan Trust, Series 2006-NC1.

DEPOSITOR & ISSUER:                Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                           Carrington Securities, LP.

ORIGINATORS:                       New Century Mortgage Corporation & Home123 Corporation.

SERVICER:                          New Century Mortgage Corporation.

TRUSTEE:                           Wells Fargo Bank, N.A.

CUSTODIAN:                         Deutsche Bank National Trust Company.

LEAD MANAGER:                      Citigroup Global Markets Inc.

CO-MANAGERS:                       Bear Stearns & Co.
                                   Northeast Securities.

CAP CONTRACTS PROVIDER:            Swiss Re Financial Products.

OFFERED CERTIFICATES:              Approximately $1,120,193,000 senior floating-rate certificates consisting of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (together the "Class A Certificates") and approximately $272,914,000 mezzanine floating rate certificates consisting of the Class M-1, Class M-2, Class
                                   M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and
                                   Class M-10 Certificates (together the "Class M Certificates" or the
                                   "Mezzanine Certificates"). The Class A Certificates and the Class M
                                   Certificates (other than the Class M-10 Certificates) are referred to herein as the "Offered Certificates". The Offered Certificates and the
                                   Class M-10 Certificates are backed by adjustable-rate and fixed-rate, interest-only and fully-amortizing, first lien and second lien, closed-end, subprime, mortgage loans (the "Mortgage Loans").

NON-OFFERED CERTIFICATES:          The Class M-10, Class CE, Class P and Class R Certificates will not be offered pursuant to the prospectus.

MORTGAGE LOANS:                    As of February 1, 2006, the Mortgage Loans will consist of approximately
                                   6,911 adjustable-rate and fixed-rate, interest-only and fully-amortizing, first and second lien, closed-end, subprime mortgage loans, with an unpaid principal balance of approximately $1,463,348,009.

EXPECTED PRICING DATE:             On or about January 26, 2006.

CLOSING DATE:                      On or about February 8, 2006.

CUT-OFF DATE:                      February 1, 2006.

                                  BEAR STEARNS
                                        4
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATE:                 The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in March 2006.

RECORD DATE:                       The business day immediately preceding each Distribution Date.

DELAY DAYS:                        Zero days on all Class A and M Certificates.

DUE PERIOD:                        The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such
                                   Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:           The Interest Accrual Period for any Distribution Date and the Class A
                                   Certificates and Mezzanine Certificates is the period commencing on the
                                   Distribution Date of the month immediately preceding the month in which the
                                   Distribution Date occurs or, in the case of the first Distribution Date, commencing on the Closing Date, and ending on the day preceding the
                                   Distribution Date. All distributions of interest on the Class A
                                   Certificates and Mezzanine Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

PREPAYMENT PERIOD:                 The Prepayment Period with respect to any Distribution Date is the calendar month immediately preceding the month in which the Distribution Date occurs.

ERISA CONSIDERATIONS:              Subject to the considerations in the Prospectus Supplement, it is expected that the Offered Certificates will be eligible for purchase by certain
                                   ERISA plans as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                   Revenue Code of an ERISA Plan's acquisition and ownership of such
                                   Certificates.

LEGAL INVESTMENT:                  The Offered Certificates will not constitute "mortgage related securities"
                                   for the purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                   ("SMMEA").

TAX STATUS:                        For federal income tax purposes, the Offered Certificates will represent ownership of REMIC regular interests and ownership interests in the interest rate cap agreement.

FORM OF REGISTRATION:              Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:             Class A and Class M-1 Certificates: $100,000 and integral multiples of $1 in excess thereof.

                                   Class M-2, Class M-3, Class M 4, Class M 5, Class M-6, Class M-7, Class
                                   M-8, Class M-9 and Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

                                  BEAR STEARNS
                                        5
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------------------------------------

OPTIONAL TERMINATION:              At its option, the majority holder of the Class CE Certificates, in accordance with the terms of the Pooling and Servicing Agreement, may purchase all of the Mortgage Loans, together with any properties in respect of such Mortgage Loans acquired on behalf of the trust, and thereby effect termination and early retirement of the certificates, after the aggregate principal balance of (i) the Mortgage Loans remaining in the trust at the time of such purchase, and (ii) properties acquired in respect of such
                                   Mortgage Loans has been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

ADMINISTRATIVE FEE RATES:          The "Servicing Fee", calculated at the "Servicing Fee Rate" of 0.500% per annum, and the "Trustee Fee" calculated at the "Trustee Fee Rate" of
                                   0.0025% per annum. Administrative Fees will be paid monthly on the stated
                                   principal balance of the Mortgage Loans.

PRINCIPAL & INTEREST               The Servicer is required to advance delinquent payments of principal and
ADVANCES:                          interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

SERVICING ADVANCES:                The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed
                                   Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems all such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

COMPENSATING INTEREST:             The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls ("Prepayment
                                   Interest Shortfalls") due to partial and/or full prepayments on the
                                   Mortgage Loans.

--------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------------------------------------

CREDIT ENHANCEMENT:                1. Excess Spread
                                   2. Overcollateralization
                                   3. Subordination

OVERCOLLATERALIZATION              The Overcollateralization Amount with respect to any Distribution Date is
AMOUNT:                            the excess, if any, of (a) the aggregate principal balance of the Mortgage
                                   Loans (including Mortgage Loans related to any REO Property) as of the last day of the related Due Period over (b) the sum of the aggregate Certificate
                                   Principal Balance of the Class A Certificates, the Mezzanine Certificates
                                   and the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

                                  BEAR STEARNS
                                        6
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------------------------------------

OVERCOLLATERALIZATION              The Overcollateralization Target Amount with respect to any Distribution
TARGET AMOUNT:                     Date is (a) prior to the Stepdown Date, an amount equal to approximately
                                   4.80% of the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date; (b) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (i) approximately 9.60% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the Overcollateralization
                                   Floor Amount; or (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate
                                   Principal Balance of the Class A Certificates and the Mezzanine
                                   Certificates to zero, the Overcollateralization Target Amount shall be zero.

OVERCOLLATERALIZATION              An amount equal to approximately 0.50% of the aggregate principal balance
FLOOR AMOUNT:                      of the Mortgage Loans as of the Cut-off Date.

OVERCOLLATERALIZATION              An Overcollateralization Increase Amount with respect to any Distribution
INCREASE AMOUNT:                   Date equals the lesser of (a) the Net Monthly Excess Cashflow for such
                                   Distribution Date and (b) the amount, if any, by which the
                                   Overcollateralization Target Amount exceeds the Overcollateralization
                                   Amount on such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution
                                   Date has been distributed).

OVERCOLLATERALIZATION              An Overcollateralization Reduction Amount with respect to any Distribution
REDUCTION AMOUNT:                  Date is the lesser of (a) the Principal Remittance Amount on such
                                   Distribution Date and (b) the excess, if any, of (i) the
                                   Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance
                                   Amount on such Distribution Date has been distributed) over (ii) the
                                   Overcollateralization Target Amount for such Distribution Date.

STEPDOWN DATE:                     The later to occur of (x) the Distribution Date occurring in March 2009 and
                                   (y) the first Distribution Date on which the Credit Enhancement Percentage
                                   (calculated for this purpose only prior to any distribution of the
                                   Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on the related Distribution Date) is greater than or equal to approximately 46.90%.

CREDIT ENHANCEMENT                 The Credit Enhancement Percentage for any Distribution Date is the
PERCENTAGE:                        percentage obtained by dividing (x) the aggregate Certificate Principal
                                   Balance of the Mezzanine Certificates and the Class CE Certificates,
                                   calculated after taking into account payments of principal on the Mortgage
                                   Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the related Distribution Date, by (y) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the related Due Period.

                                  BEAR STEARNS
                                        7
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

                                                                              TARGETED ON AND AFTER
                                               CLASS             INITIAL          STEPDOWN DATE
                                        -------------------------------------------------------------

                                         A-1, A-2, A-3, A-4       23.45%              46.90%
                                                M-1               19.80%              39.60%
                                                M-2               16.40%              32.80%
                                                M-3               14.40%              28.80%
                                                M-4               12.55%              25.10%
                                                M-5               10.85%              21.70%
                                                M-6                9.30%              18.60%
                                                M-7                7.90%              15.80%
                                                M-8                6.80%              13.60%
                                                M-9                5.80%              11.60%
                                                M-10               4.80%               9.60%

TRIGGER EVENT:                     With respect to any Distribution Date on or after the Stepdown Date, a
                                   Trigger Event is in effect if:

                                        1)  the percentage obtained by dividing (i) the aggregate principal amount of the Rolling Three-Month Delinquency Average plus the aggregate principal amount of the Mortgage Loans that, as of the last day of the previous calendar month, are in foreclosure, have been converted to REO Properties or have been discharged due to bankruptcy, by (ii) the aggregate principal balance of the
                                            Mortgage Loans (including Mortgage Loans related to REO Property)
                                            as of the last day of the previous calendar month, exceeds 34.12%
                                            of the then Credit Enhancement Percentage for the prior
                                            Distribution Date; or

                                        2)  the aggregate amount of Realized Losses incurred since the Cut-Off
                                            Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received since the
                                            Cut-Off Date through the last day of the related Due Period)
                                            divided by the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                                --------------------------------------------------------
                                                       DISTRIBUTION DATE
                                                          OCCURRING IN                      PERCENTAGE
                                                --------------------------------------------------------

                                                March 2009 through February 2010              3.00%
                                                March 2010 through February 2011              4.75%
                                                March 2011 through February 2012              6.10%
                                                   March 2012 and thereafter                  6.85%

                                  BEAR STEARNS
                                        8
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------------------------------------

SUBSEQUENT RECOVERIES:             Subsequent Recoveries are unanticipated amounts received on a liquidated
                                   Mortgage Loan that resulted in a Realized Loss in a prior month. If
                                   Subsequent Recoveries are received, they will be included as part of the
                                   Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described in this term sheet.
                                   In addition, after giving effect to all distributions on a Distribution
                                   Date, the amount of such Subsequent Recoveries will increase the
                                   Certificate Principal Balance first, of the Class A Certificates then outstanding, if a Realized Loss has been allocated to the Class A
                                   Certificates, on a pro-rata basis by the amount of such Subsequent
                                   Recoveries, and second, of the class of Mezzanine Certificates then outstanding with the highest distribution priority to which a Realized Loss was allocated. Thereafter, such class of Class A and Class M Certificates will accrue interest on the increased Certificate Principal Balance.

REO PROPERTY:                      REO Property is mortgaged property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure.

ROLLING THREE-MONTH                With respect to any Distribution Date, the average aggregate principal
DELINQUENCY AVERAGE:               amount of the Mortgage Loans delinquent 60 days or more for each of the three (or one and two, in the case of the first and second Distribution
                                   Dates, respectively) immediately preceding months.

--------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------------------------------------

INTEREST DISTRIBUTION              On each Distribution Date, the Interest Remittance Amount will be
PRIORITY:                          distributed in the following order of priority:

                                        1)  To the holders of each class of Class A Certificates, on a pro rata basis based on the entitlement of each such class, the Senior
                                            Interest Distribution Amount allocable to such class of Class A
                                            Certificates; and

                                        2)  Sequentially to the holders of the Class M-1, Class M-2, Class
                                            M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class
                                            M-9 and Class M-10 Certificates in that order, the Interest
                                            Distribution Amount allocable to each such class.

                                  BEAR STEARNS
                                        9
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION             On each Distribution Date (a) prior to the Stepdown Date or (b) on which a
PRIORITY:                          Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                        1)  Sequentially, to the holders of the Class A-1, Class A-2, Class
                                            A-3 and Class A-4 Certificates, in that order, until the aggregate
                                            Certificate Principal Balance of the Class A Certificates have been reduced to zero; and;

                                        2)  Sequentially, to the holders of the Class M-1, Class M-2, Class
                                            M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class
                                            M-9 and Class M-10 Certificates, in that order, until the
                                            Certificate Principal Balance of each such class has been reduced to zero.

                                   Nothwithstanding the foregoing, if the Mezzanine Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a PRO RATA basis.

--------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION             On each Distribution Date (a) on or after the Stepdown Date and (b) on
PRIORITY:                          which a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                        1)  Sequentially, to the holders of the Class A-1, Class A-2, Class
                                            A-3 and Class A-4 Certificates, in that order, up to an amount equal to the Class A Principal Distribution Amount, until the aggregate Certificate Principal Balances of the Class A
                                            Certificates have been reduced to zero; and;

                                        2)  Sequentially, to the holders of the Class M-1, Class M-2, Class
                                            M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class
                                            M-9 and Class M-10 Certificates in that order, up to an amount equal to the related class Principal Distribution Amount until the
                                            Certificate Principal Balance of each such class has been reduced to zero.

                                   Nothwithstanding the foregoing, if the Mezzanine Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a PRO RATA basis.

                                  BEAR STEARNS
                                       10
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------------------------------------

MONTHLY EXCESS CASHFLOW            With respect to any Distribution Date, any Net Monthly Excess Cashflow
DISTRIBUTIONS:                     shall be paid as follows:

                                        1)  To the holders of the class or classes of Class A Certificates and
                                            Mezzanine Certificates then entitled to receive distributions in respect of principal, in an amount equal to the
                                            Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount;

                                        2)  Sequentially to the Class M-1, Class M-2, Class M-3, Class M-4,
                                            Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class
                                            M-10 Certificates, in that order, in each case up to the related
                                            Interest Carry Forward Amount related to such certificates for such Distribution Date;

                                        3)  Pro rata to the Class A-1, Class A-2, Class A-3 and Class A-4
                                            Certificates, and sequentially to the Class M-1, Class M-2, Class
                                            M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class
                                            M-9 and Class M-10 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount for such class of certificates for such Distribution Date;

                                        4)  To the reserve account, for distribution to the holders of the
                                            Class A Certificates and Mezzanine Certificates, the aggregate amount of any Net WAC Rate Carryover Amounts for such classes, after taking into account amounts, if any, received under the cap contracts;

                                        5)  To the holders of the Class CE Certificates as provided in the
                                            Pooling and Servicing Agreement;

                                        6)  To the holders of the Residual Certificates, any remaining amounts; provided that if such Distribution Date is the
                                            Distribution Date immediately following the expiration of the latest prepayment charge term or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the holders of the Class P Certificates, until the Certificate
                                            Principal Balance thereof has been reduced to zero; and second, to the holders of the Residual Certificates.

                                  BEAR STEARNS
                                       11
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF LOSSES
--------------------------------------------------------------------------------------------------------------------------------

LOSS ALLOCATION:                   Any Realized Losses on the Mortgage Loans will be allocated or covered on any Distribution Date first, by Net Monthly Excess Cash Flow; second, by the Class CE Certificates, until the Certificate Principal Balance of the
                                   Class CE Certificates has been reduced to zero; third, to the Class M-10
                                   Certificates, until the Certificate Principal Balance of the Class M-10
                                   Certificates has been reduced to zero; fourth, to the Class M-9
                                   Certificates, until the Certificate Principal Balance of the Class M-9
                                   Certificates has been reduced to zero; fifth, to the Class M-8
                                   Certificates, until the Certificate Principal Balance of the Class M-8
                                   Certificates has been reduced to zero; sixth, to the Class M-7
                                   Certificates, until the Certificate Principal Balance of the Class M-7
                                   Certificates has been reduced to zero; seventh, to the Class M-6
                                   Certificates, until the Certificate Principal Balance of the Class M-6
                                   Certificates has been reduced to zero; eighth, to the Class M-5
                                   Certificates, until the Certificate Principal Balance of the Class M-5
                                   Certificates has been reduced to zero; ninth, to the Class M-4
                                   Certificates, until the Certificate Principal Balance of the Class M-4
                                   Certificates has been reduced to zero; tenth, to the Class M-3
                                   Certificates, until the Certificate Principal Balance of the Class M-3
                                   Certificates has been reduced to zero; eleventh, to the Class M-2
                                   Certificates, until the Certificate Principal Balance of the Class M-2
                                   Certificates has been reduced to zero; twelfth, to the Class M-1
                                   Certificates, until the Certificate Principal Balance of the Class M-1
                                   Certificates has been reduced to zero; and thirteenth, concurrently, to the
                                   Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on a pro rata basis based on the Certificate Principal Balance of each such class, until their respective Certificate Principal Balances have been reduced to zero.

                                   Once Realized Losses are allocated to the Class A and Class M Certificates, such amounts with respect to such certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the certificates may be distributed to the holders of those certificates from
                                   Net Monthly Excess Cashflow, as described in the Pooling and Servicing
                                   Agreement.

                                  BEAR STEARNS
                                       12
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------------------------------------

CAP CONTRACTS:                     The holders of the Class A Certificates and the holders of the Class M
                                   Certificates may benefit from a series of interest rate cap payments from
                                   Swiss Re Financial Products Corporation pursuant to two separate cap contracts, in each case refered to as the Class A Cap Contract and the
                                   Class M Cap Contract, respectively. The cap contracts are intended to partially mitigate for the first 31 Distribution Dates for the Class A
                                   Certificates and 38 Distribution Dates for the Class M Certificates
                                   following the Distribution Date in March 2006, the interest rate risk that could result from the difference between (a) One Month LIBOR plus the related margin and (b) the Net WAC Pass-Through Rate.

                                   With respect to the Class A Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class A Cap Contract Notional Balance for that Distribution
                                   Date and (b) the positive excess of (i) the lesser of (x) One-Month LIBOR and (y) the Class A Ceiling Rate per annum, over (ii) the Class A Monthly
                                   Strike Rate for that Distribution Date, calculated on an actual/360-day basis.

                                   With respect to the Class M Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class M Cap Contract Notional Balance for that Distribution
                                   Date and (b) the positive excess of (i) the lesser of (x) One-Month LIBOR and (y) the Class M Ceiling Rate per annum, over (ii) the Class M Monthly
                                   Strike Rate for that Distribution Date, calculated on an actual/360-day basis.

                                  BEAR STEARNS
                                       13
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------------------------------------

CLASS A CAP CONTRACT               With respect to any Distribution Date specified below and the cap contract
NOTIONAL BALANCE:                  relating to the Class A Certificates, the amount specified below for that
                                   Distribution Date:

                                       ----------------------------------------------------
                                         DISTRIBUTION DATE                    NOTIONAL
                                       ----------------------------------------------------

                                              April 2006                1,106,598,343.33
                                               May 2006                 1,089,840,528.76
                                              June 2006                 1,069,940,412.94
                                              July 2006                 1,046,938,846.01
                                             August 2006                1,020,897,441.79
                                            September 2006                991,898,855.40
                                             October 2006                 960,046,857.82
                                            November 2006                 925,467,271.69
                                            December 2006                 889,225,271.35
                                             January 2007                 853,995,953.69
                                            February 2007                 819,778,271.80
                                              March 2007                  786,543,051.26
                                              April 2007                  754,261,962.10
                                               May 2007                   722,907,494.29
                                              June 2007                   692,452,933.93
                                              July 2007                   662,872,340.15
                                            August 2007                   634,140,522.65
                                           September 2007                 606,233,019.95
                                            October 2007                  577,175,226.96
                                           November 2007                  535,633,080.75
                                           December 2007                  496,342,780.72
                                            January 2008                  459,236,972.10
                                           February 2008                  424,172,549.09
                                             March 2008                   392,167,033.72
                                             April 2008                   369,770,746.11
                                              May 2008                    348,097,718.18
                                             June 2008                    327,099,093.88
                                             July 2008                    306,750,160.93
                                            August 2008                   287,029,225.48
                                           September 2008                 267,908,244.64
                                            October 2008                  243,831,588.94

                                  BEAR STEARNS
                                       14
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------------------------------------

CLASS A MONTHLY STRIKE RATE        With respect to each Distribution Date and the cap contract relating to the
AND CLASS A CEILING RATE:          Class A Certificates, the Class A Monthly Strike Rate is the per annum rate set forth next to such Distribution Date in the applicable table below, in each case, subject to the related Class A Ceiling Rate:

                                       ---------------------------------------------------------
                                                                         CLASS A       CLASS A
                                                                         MONTHLY       CEILING
                                         DISTRIBUTION DATE             STRIKE RATE      RATE
                                       ---------------------------------------------------------

                                             April 2006                   6.759         9.827
                                              May 2006                    6.996         9.825
                                             June 2006                    6.771         9.824
                                             July 2006                    7.011         9.822
                                            August 2006                   6.788         9.820
                                           September 2006                 6.799         9.818
                                            October 2006                  7.045         9.815
                                           November 2006                  6.827         9.812
                                           December 2006                  7.078         9.809
                                            January 2007                  6.861         9.805
                                           February 2007                  6.879         9.801
                                             March 2007                   7.659         9.797
                                             April 2007                   6.919         9.792
                                              May 2007                    7.179         9.788
                                             June 2007                    6.963         9.783
                                             July 2007                    7.228         9.777
                                            August 2007                   7.013         9.772
                                           September 2007                 7.040         9.766
                                            October 2007                  7.316         9.759
                                           November 2007                  7.196         9.748
                                           December 2007                  8.045         9.746
                                            January 2008                  7.844         9.746
                                           February 2008                  7.917         9.745
                                             March 2008                   8.566         9.745
                                             April 2008                   8.069         9.745
                                              May 2008                    8.499         9.744
                                             June 2008                    8.795         9.744
                                             July 2008                    9.203         9.743
                                            August 2008                   9.009         9.743
                                           September 2008                 9.132         9.743
                                            October 2008                  9.653         9.742

                                  BEAR STEARNS
                                       15
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------------------------------------

CLASS M CAP CONTRACT               With respect to any Distribution Date specified below and the cap contract
NOTIONAL BALANCE:                  relating to the Class M Certificates the amount specified below for that
                                   Distribution Date:

                                       ----------------------------------------------------
                                         DISTRIBUTION DATE                  NOTIONAL
                                       ----------------------------------------------------

                                            April 2006                    272,914,000.00
                                             May 2006                     272,914,000.00
                                             June 2006                    272,914,000.00
                                             July 2006                    272,914,000.00
                                            August 2006                   272,914,000.00
                                          September 2006                  272,914,000.00
                                           October 2006                   272,914,000.00
                                           November 2006                  272,914,000.00
                                           December 2006                  272,914,000.00
                                           January 2007                   272,914,000.00
                                           February 2007                  272,914,000.00
                                            March 2007                    272,914,000.00
                                            April 2007                    272,914,000.00
                                             May 2007                     272,914,000.00
                                             June 2007                    272,914,000.00
                                             July 2007                    272,914,000.00
                                            August 2007                   272,914,000.00
                                          September 2007                  272,914,000.00
                                           October 2007                   272,914,000.00
                                           November 2007                  272,914,000.00
                                           December 2007                  272,914,000.00
                                           January 2008                   272,914,000.00
                                           February 2008                  272,914,000.00
                                            March 2008                    272,914,000.00
                                            April 2008                    272,914,000.00
                                             May 2008                     272,914,000.00
                                             June 2008                    272,914,000.00
                                             July 2008                    272,914,000.00
                                            August 2008                   272,914,000.00
                                          September 2008                  272,914,000.00
                                           October 2008                   272,914,000.00
                                           November 2008                  272,914,000.00
                                           December 2008                  272,914,000.00
                                           January 2009                   272,914,000.00
                                           February 2009                  272,914,000.00
                                            March 2009                    272,914,000.00
                                            April 2009                    272,914,000.00
                                             May 2009                     272,914,000.00

                                  BEAR STEARNS
                                       16
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------------------------------------

CLASS M MONTHLY STRIKE RATE        With respect to each Distribution Date and the cap contract relating to the
AND CEILING RATE:                  Class M Certificates, the Class M Monthly Strike Rate is the per annum rate set forth next to such Distribution Date in the applicable table below, in each case, subject to the related Class M Ceiling Rate:

                                       ---------------------------------------------------------
                                                                         CLASS M       CLASS M
                                                                         MONTHLY       CEILING
                                         DISTRIBUTION DATE             STRIKE RATE      RATE
                                       ---------------------------------------------------------

                                            April 2006                    5.488         8.469
                                             May 2006                     5.705         8.469
                                             June 2006                    5.488         8.469
                                             July 2006                    5.705         8.469
                                            August 2006                   5.488         8.469
                                          September 2006                  5.488         8.469
                                           October 2006                   5.706         8.469
                                           November 2006                  5.489         8.469
                                           December 2006                  5.706         8.469
                                           January 2007                   5.489         8.469
                                           February 2007                  5.489         8.469
                                            March 2007                    6.187         8.469
                                            April 2007                    5.489         8.469
                                             May 2007                     5.706         8.469
                                             June 2007                    5.488         8.469
                                             July 2007                    5.706         8.469
                                            August 2007                   5.488         8.469
                                          September 2007                  5.488         8.469
                                           October 2007                   5.706         8.469
                                           November 2007                  5.553         8.469
                                           December 2007                  6.240         8.469
                                           January 2008                   5.993         8.469
                                           February 2008                  5.979         8.469
                                            March 2008                    6.450         8.469
                                            April 2008                    5.965         8.469
                                             May 2008                     6.254         8.469
                                             June 2008                    6.420         8.469
                                             July 2008                    6.666         8.469
                                            August 2008                   6.413         8.469
                                          September 2008                  6.408         8.469
                                           October 2008                   6.664         8.469
                                           November 2008                  6.754         8.469
                                           December 2008                  7.882         8.469
                                           January 2009                   7.611         8.469
                                           February 2009                  7.617         8.469
                                            March 2009                    8.469         8.469
                                            April 2009                    7.610         8.469
                                             May 2009                     8.211         8.469

                                  BEAR STEARNS
                                       17
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
--------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF NET WAC RATE       On each Distribution Date, to the extent required following the
CARRYOVER AMOUNTS:                 distribution of the Available Distribution Amount, the trustee will withdraw from amounts in the reserve account to distribute to the holders of the Class A Certificates and Mezzanine Certificates any Net WAC Rate
                                   Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the reserve account in the following order of priority:

                                        (A) concurrently, to the Class A Certificates, on a PRO RATA basis based on the outstanding balance of each such class immediately prior to the Distribution Date, but only to the extent of amounts paid under the Class A Cap Contract and only up to the related Net
                                            WAC Carryover Amount;

                                        (B) concurrently, to the Mezzanine Certificates, on a PRO RATA basis based on the outstanding balance of each such class immediately prior to the Distribution Date, but only to the extent of amounts paid under the Class M Cap Contract and only up to the related Net
                                            WAC Carryover Amount;

                                        (C) to the Class A Certificates, any related unpaid Net WAC Rate
                                            Carryover Amount (after taking into account distributions pursuant to (A) above), distributed on a pro rata basis based on the remaining undistributed Net WAC Rate Carryover Amount, but only to the extent of amounts remaining under the Class A Cap Contract;

                                        (D) to the Class M Certificates, any related unpaid Net WAC Rate
                                            Carryover Amount (after taking into account distributions pursuant to (B) above), distributed on a pro rata basis based on the remaining undistributed Net WAC Rate Carryover Amount, but only to the extent of amounts remaining under the Class M Cap Contract;

                                        (E) to the Class A Certificates and Class M Certificates from Net
                                            Monthly Excess Cash Flow, any related unpaid Net WAC Carryover
                                            Amount (after taking into account distributions pursuant to (A)
                                            through (D) above), distributed in the following order of
                                            priority: (i) to the Class A Certificates, on a pro rata basis based first on the outstanding certificate principal balance immediately prior to the Distribution Date, and second on such remaining undistributed Net WAC Carryover Amount, (ii)
                                            sequentially to the Class M Certificates any such remaining undistributed Net WAC Carryover Amount for each class.

                                  BEAR STEARNS
                                       18
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

AVAILABLE DISTRIBUTION AMOUNT:     For any Distribution Date an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom and payable to the servicer and the trustee: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, after deduction of the servicing fee and the trustee fee; (ii) unscheduled payments in respect of the Mortgage
                                   Loans, including prepayments, insurance proceeds, liquidation proceeds,
                                   Subsequent Recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period;
                                   (iii) all payments of Compensating Interest made by the servicer with respect to the Mortgage Loans; and (iv) all Advances with respect to the
                                   Mortgage Loans received for the Distribution Date.

                                   In addition, certificateholders will be entitled to amounts, if any, available under the cap contracts related to interest rate risk that could result from the difference between (a) One Month LIBOR plus the related margin and (b) the Net WAC Pass-Through Rate.

DETERMINATION DATE:                The Determination Date with respect to any Distribution Date will be the
                                   15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.

EXPENSE ADJUSTED MORTGAGE          The Expense Adjusted Mortgage Rate for any Mortgage Loan and any
RATE:                              Distribution Date will be a per annum rate equal to the then applicable mortgage rate for such Mortgage Loan as of the first day of the related Due
                                   Period minus the sum of the Servicing Fee Rate and the Trustee Fee Rate.

NET WAC PASS-THROUGH RATE:         The Net WAC Pass-Through Rate for any Distribution Date and the Class A
                                   Certificates and Mezzanine Certificates is a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their principal balances as of the first day of the related Due Period.

PASS-THROUGH RATES:                With respect to each class of Class A and Class M Certificates and any
                                   Distribution Date, the lesser of (i) the Formula Rate and (ii) the Net WAC
                                   Pass-Through Rate.

FORMULA RATE:                      The Formula Rate for any class of Class A and Class M Certificates is
                                   One-Month LIBOR plus the related margin.

                                  BEAR STEARNS
                                       19
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

INTEREST CARRY FORWARD             The Interest Carry Forward Amount with respect to any class of Class A
AMOUNT:                            Certificates and Mezzanine Certificates and any Distribution Date is equal to the amount, if any, by which the Interest Distribution Amount for that class of certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on the certificates in respect of interest on the immediately preceding Distribution Date, together with any
                                   Interest Carry Forward Amount with respect to that class of certificates remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate on the certificates for the most recently ended Interest Accrual Period. The Interest Carry Forward Amount
                                   with respect to each class of Class A Certificates, if any, is distributed as part of the Senior Interest Distribution Amount on each Distribution
                                   Date. The Interest Carry Forward Amount with respect to each class of
                                   Mezzanine Certificates, if any, will be carried forward to succeeding
                                   Distribution Dates and, subject to available funds will be distributed in the manner set forth in "Excess Cashflow Waterfall" in this term sheet.

INTEREST DISTRIBUTION              The Interest Distribution Amount for the Class A Certificates and Mezzanine
AMOUNT:                            Certificates of any class on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate
                                   Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class, reduced (to not less than zero) by the allocable share, if any, for that class of Prepayment Interest
                                   Shortfalls to the extent not covered by Compensating Interest paid by the servicer or excess interest and shortfalls resulting from the application of the Relief Act.

SENIOR INTEREST DISTRIBUTION       The Senior Interest Distribution Amount for any Distribution Date is equal
AMOUNT:                            to the sum of the Interest Distribution Amount for that Distribution Date for the Class A Certificates and the Interest Carry Forward Amount, if any,
                                   for that Distribution Date for the Class A Certificates.

INTEREST REMITTANCE                The Interest Remittance Amount for any Distribution Date is that portion of
AMOUNT:                            the Available Distribution Amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans.

NET WAC RATE CARRYOVER             For any Distribution Date and any Class A Certificates or Mezzanine
AMOUNT:                            Certificates, an amount equal to the sum of (i) the excess of (x) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC
                                   Pass-Through Rate, over (y) the amount of interest such class of
                                   Certificates accrued for such Distribution Date at the Net WAC Pass-Through
                                   Rate, (ii) the undistributed portion of any such amounts from the prior
                                   Distribution Date and (iii) accrued interest on the amounts described in clause (ii) at the then applicable Pass-Through Rate, without giving effect to the Net WAC Pass-Through Rate. The ratings on each class of Certificates do not address the likelihood of the Distribution of any Net WAC
                                   Pass-Through Rate Carryover Amount.

                                  BEAR STEARNS
                                       20
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

NET MONTHLY EXCESS CASH            The Net Monthly Excess Cash Flow for any Distribution Date is equal to the
FLOW:                              sum of (a) any Overcollateralization Reduction Amount and (b) the excess of:

                                        (i)   the Available Distribution Amount for the related Distribution
                                              Date, over

                                        (ii)  the sum for the related Distribution Date of (a) the Senior
                                              Interest Distribution Amount distributable to the holders of the
                                              Class A Certificates, (b) the Interest Distribution Amount
                                              distributable to the holders of the Mezzanine Certificates and
                                              (c) the Principal Remittance Amount.

PRINCIPAL DISTRIBUTION             The Principal Distribution Amount for any Distribution Date will be an
AMOUNT:                            amount, not less than zero, equal to the SUM of (i) the principal portion of all scheduled monthly distributions on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related
                                   Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, as required by the Pooling and Servicing Agreement during the related
                                   Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related
                                   Prepayment Period net of reimbursements, including reimbursements to the
                                   Trustee and the Servicer, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any Overcollateralization
                                   Increase Amount for such Distribution Date minus any Overcollateralization
                                   Reduction Amount.

PRINCIPAL REMITTANCE               The Principal Remittance Amount for any Distribution Date is the sum of the
AMOUNT:                            amounts described in clauses (i) through (iii) of the definition of
                                   Principal Distribution Amount.

CERTIFICATE PRINCIPAL              With respect to any class of Class A Certificates and Mezzanine
BALANCE:                           Certificates and any date of determination, an amount equal to its initial certificate principal balance, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that class of certificates and (b) with respect to any Class A Certificate and Mezzanine
                                   Certificate, any reductions in its certificate principal balance in connection with the allocation of Realized Losses (taking into account any increases in the certificate principal balance thereof due to the receipt of Subsequent Recoveries).

                                   The Certificate Principal Balance of the Class CE Certificates as of any
                                   date of determination is equal to the excess, if any, of the then aggregate principal balance of the Mortgage Loans over the then aggregate Certificate
                                   Principal Balance of the Class A Certificates, the Mezzanine Certificates
                                   and the Class P Certificates.

                                  BEAR STEARNS
                                       21
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS A PRINCIPAL DISTRIBUTION     The Class A Principal Distribution Amount is an amount equal to the excess
AMOUNT:                            of:

                                        o   the aggregate Certificate Principal Balance of the Class A
                                            Certificates immediately prior to the related Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any of, the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

CLASS M-1 PRINCIPAL                The Class M-1 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date and (ii) the Certificate Principal Balance of
                                            the Class M-1 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL                The Class M-2 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date and (iii) the Certificate Principal Balance of
                                            the Class M-2 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggrengate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       22
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL                The Class M-3 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Amount on the related Distribution Date,
                                            (ii) the Certificate Principal Balance of the Class M-1
                                            Certificates after taking into account the distribution of the
                                            Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date and (iv) the Certificate Principal Balance of
                                            the Class M-3 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL                The Class M-4 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date and (v) the Certificate Principal Balance of the
                                            Class M-4 Certificate immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       23
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL                The Class M-5 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date and (vi) the Certificate Principal Balance of
                                            the Class M-5 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                   BEAR STEARS
                                       24
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL                The Class M-6 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificates after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date, (vi) the Certificate Principal Balance of the
                                            Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the related
                                            Distribution Date and (vii) the Certificate Principal Balance of
                                            the Class M-6 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       25
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL                The Class M-7 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificate after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date, (vi) the Certificate Principal Balance of the
                                            Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the related
                                            Distribution Date, (vii) the Certificate Principal Balance of the
                                            Class M-6 Certificates after taking into account the distribution of the Class M-6 Principal Distribution Amount on the related
                                            Distribution Date and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       26
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL                The Class M-8 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificate after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date, (vi) the Certificate Principal Balance of the
                                            Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the related
                                            Distribution Date, (vii) the Certificate Principal Balance of the
                                            Class M-6 Certificates after taking into account the distribution of the Class M-6 Principal Distribution Amount on the related
                                            Distribution Date, (viii) the Certificate Principal Balance of the
                                            Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the related
                                            Distribution Date and (ix) the Certificate Principal Balance of
                                            the Class M-8 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       27
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL                The Class M-9 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificate after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date, (vi) the Certificate Principal Balance of the
                                            Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the related
                                            Distribution Date, (vii) the Certificate Principal Balance of the
                                            Class M-6 Certificates after taking into account the distribution of the Class M-6 Principal Distribution Amount on the related
                                            Distribution Date, (viii) the Certificate Principal Balance of the
                                            Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the related
                                            Distribution Date, (ix) the Certificate Principal Balance of the
                                            Class M-8 Certificates after taking into account the distribution of the Class M-8 Principal Distribution Amount on the related
                                            Distribution Date and (x) the Certificate Principal Balance of the
                                            Class M-9 Certificates immediately prior to the related
                                            Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       28
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL               The Class M-10 Principal Distribution Amount is an amount equal to the
DISTRIBUTION AMOUNT:               excess of:

                                        o   the sum of (i) the aggregate Certificate Principal Balance of the
                                            Class A Certificate after taking into account the distribution of the Class A Principal Distribution Amount on the related
                                            Distribution Date, (ii) the Certificate Principal Balance of the
                                            Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related
                                            Distribution Date, (iii) the Certificate Principal Balance of the
                                            Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the related
                                            Distribution Date, (iv) the Certificate Principal Balance of the
                                            Class M-3 Certificates after taking into account the distribution of the Class M-3 Principal Distribution Amount on the related
                                            Distribution Date, (v) the Certificate Principal Balance of the
                                            Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related
                                            Distribution Date, (vi) the Certificate Principal Balance of the
                                            Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the related
                                            Distribution Date and (vii) the Certificate Principal Balance of
                                            the Class M-6 Certificates after taking into account the
                                            distribution of the Class M-6 Principal Distribution Amount on the
                                            related Distribution Date (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the
                                            related Distribution Date, (ix) the Certificate Principal Balance
                                            of the Class M-8 Certificates after taking into account the distribution of the Class M-8 Principal Distribution Amount on the
                                            related Distribution Date, (x) the Certificate Principal Balance
                                            of the Class M-9 Certificates after taking into account the distribution of the Class M-9 Principal Distribution Amount on the
                                            related Distribution Date and (xi) the Certificate Principal
                                            Balance of the Class M-10 Certificates immediately prior to the related Distribution Date over

                                        o   the lesser of (A) the product of (i) the applicable Subordination
                                            Percentage and (ii) the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period and
                                            (B) the excess if any, of the aggregate principal balance of the
                                            Mortgage Loans as of the last day of the related Due Period over the Overcollateralization Floor Amount.

                                  BEAR STEARNS
                                       29
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------------------------------------

SUBORDINATION PERCENTAGE:          With respect to each class of Class A and Class M Certificates, the applicable approximate percentage set forth in the table below.

                                             --------------------------------------
                                                    CLASS            PERCENTAGE
                                             --------------------------------------

                                                     A                 53.10%
                                                    M-1                60.40%
                                                    M-2                67.20%
                                                    M-3                71.20%
                                                    M-4                74.90%
                                                    M-5                78.30%
                                                    M-6                81.40%
                                                    M-7                84.20%
                                                    M-8                86.40%
                                                    M-9                88.40%
                                                    M-10               90.40%

                                  BEAR STEARNS
                                       30
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                               COLLATERAL SUMMARY
 -----------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

     SCHEDULED PRINCIPAL BALANCE:                           $1,463,348,009.01
     NUMBER OF MORTGAGE LOANS:                                    6,911
     AVERAGE SCHEDULED PRINCIPAL BALANCE:                      $211,741.86
     WEIGHTED AVERAGE GROSS COUPON:                              7.240%
     INITIAL WEIGHTED AVERAGE NET COUPON(1):                     6.736%
     WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                       630
     WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                     81.17%
     WEIGHTED AVERAGE COMBINED LTV RATIO:                        88.02%
     WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              355
     WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                      359
     WEIGHTED AVERAGE ROLL TERM(2) (MONTHS):                       28
     WEIGHTED AVERAGE GROSS MARGIN(2):                           6.015%
     WEIGHTED AVERAGE INITIAL RATE CAP(2):                       1.498%
     WEIGHTED AVERAGE PERIODIC RATE CAP(2):                      1.498%
     INTEREST ONLY LOANS:                                        52.61%
     SILENT SECONDS:                                             35.13%

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) Includes adjustable-rate Mortgage Loans only.

(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                  BEAR STEARNS
                                       31
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID          AVG.        WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF    UNPAID PRINCIPAL  PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL     CREDIT
PRODUCT TYPE                    LOANS          BALANCE        BALANCE       BALANCE        COUPON       LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

2/6M ARMS                         193    $   27,119,683.43      1.85%     $140,516.49       8.259%     79.51%      602
2/6M ARMS-2Y-IO                   249        64,939,624.18      4.44       260,801.70       6.926      82.19       626
2/6M ARMS-5Y-IO                 1,559       464,501,885.61     31.74       297,948.61       7.072      81.15       647
3/6M ARMS                       2,656       472,085,946.88     32.26       177,743.20       7.537      82.48       613
3/6M ARMS-3Y-IO                   184        49,102,883.12      3.36       266,863.50       6.565      80.45       630
3/6M ARMS-5Y-IO                   662       172,984,736.46     11.82       261,306.25       7.057      81.81       644
5/6M ARMS-7Y-IO                    50        13,303,575.83      0.91       266,071.52       7.070      78.79       650
FIX-5Y-IO                          15         4,999,398.33      0.34       333,293.22       7.245      76.80       649
FIXED                           1,118       185,079,625.02     12.65       165,545.28       7.042      76.70       620
FIXED 2NDS                        225         9,230,650.15      0.63        41,025.11      10.908      99.55       639
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.  WTD. AVG.  WTD. AVG.
CURRENT GROSS                 NUMBER OF    UNPAID PRINCIPAL  PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL     CREDIT
MORTGAGE RATE (%)              LOANS           BALANCE        BALANCE       BALANCE        COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                      10    $    3,041,508.41      0.21%     $304,150.84       5.352%     76.44%      657
5.500 - 5.999                     337        97,800,242.40      6.68       290,208.43       5.815      77.56       648
6.000 - 6.499                     828       221,163,095.18     15.11       267,105.19       6.275      78.22       643
6.500 - 6.999                    1525       379,357,066.69     25.92       248,758.73       6.756      80.97       639
7.000 - 7.499                   1,146       256,924,605.85     17.56        224,192.5       7.237      81.14       633
7.500 - 7.999                   1,116       229,396,337.81     15.68       205,552.27       7.726      82.45       624
8.000 - 8.499                     641       112,391,070.28      7.68       175,337.08       8.226      82.84       618
8.500 - 8.999                     558        86,063,372.93      5.88       154,235.44       8.727      84.36       599
9.000 - 9.499                     281        39,580,082.51      2.70       140,854.39       9.229      84.34       592
9.500 - 9.999                     215        20,584,166.91      1.41        95,740.31       9.721      85.22       585
10.000 - 10.499                    72         6,074,846.87      0.42        84,372.87      10.237      83.90       572
10.500 - 10.999                    60         4,619,872.44      0.32        76,997.87      10.709      86.22       579
11.000 - 11.499                    35         2,034,865.40      0.14        58,139.01      11.274      92.34       606
11.500 - 11.999                    59         3,025,012.36      0.21        51,271.40      11.741      96.77       609
12.000 - 12.499                    21           891,506.17      0.06        42,452.67      12.151      97.95       599
12.500 - 12.999                     3           214,529.79      0.01        71,509.93      12.613     100.00       617
13.000 - 13.499                     3           158,737.65      0.01        52,912.55      13.251     100.00       625
13.500 - 13.799                     1            27,089.36      0.00        27,089.36      13.700     100.00       640
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       32
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT UNPAID                 NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)            LOANS         BALANCE        BALANCE       BALANCE        COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

14,987.75 - 25,000.00              68    $    1,500,652.33      0.10%     $ 22,068.42      10.546%     98.35%      624
25,000.01 - 50,000.00             160         6,470,714.22      0.44        40,441.96       9.609      80.26       603
50,000.01 - 75,000.00             523        32,829,300.82      2.24        62,771.13       8.689      80.09       598
75,000.01 - 100,000.00            770        67,801,749.14      4.63        88,054.22       7.958      79.59       602
100,000.01 - 125,000.00           728        82,072,053.81      5.61       112,736.34       7.686      80.69       605
125,000.01 - 150,000.00           687        94,529,421.88      6.46       137,597.41       7.486      80.25       613
150,000.01 - 175,000.00           582        94,129,036.06      6.43       161,733.74       7.375      81.09       617
175,000.01 - 200,000.00           490        92,340,355.90      6.31       188,449.71       7.262      79.91       624
200,000.01 - 225,000.00           416        88,645,156.47      6.06       213,089.32       7.174      80.32       626
225,000.01 - 250,000.00           273        64,897,590.74      4.43       237,720.11       7.228      80.11       629
250,000.01 - 275,000.00           328        85,863,274.01      5.87       261,778.27       6.986      80.61       635
275,000.01 - 300,000.00           318        91,512,068.39      6.25       287,773.80       7.046      80.61       636
300,000.01 - 325,000.00           258        80,649,408.85      5.51       312,594.61       7.076      82.45       636
325,000.01 - 350,000.00           228        77,089,121.33      5.27       338,110.18       7.029      81.32       629
350,000.01 - 375,000.00           201        72,660,507.99      4.97       361,495.06       7.139      82.15       636
375,000.01 - 400,000.00           166        64,494,070.32      4.41       388,518.50       7.078      81.89       642
400,000.01 - 417,000.00            73        29,795,686.64      2.04       408,160.09       6.879      82.70       644
417,000.01 - 425,000.00            51        21,490,542.14      1.47       421,383.18       7.115      80.93       637
425,000.01 - 450,000.00           110        48,313,235.17      3.30       439,211.23       7.035      83.89       643
450,000.01 - 500,000.00           196        93,513,358.69      6.39       477,108.97       6.953      82.63       639
500,000.01 - 600,000.00           163        87,977,933.25      6.01       539,741.92       6.974      81.95       652
600,000.01 - 700,000.00            79        51,182,242.64      3.50       647,876.49       6.953      82.40       655
700,000.01 - 800,000.00            31        22,827,743.56      1.56       736,378.82       6.875      82.85       672
800,000.01 - 900,000.00             7         5,876,826.10      0.40       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           5         4,885,958.56      0.33       977,191.71       7.210      65.80       684
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       33
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID       AVG.ORIG.     WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL                      NUMBER OF    UNPAID PRINCIPAL  PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)           LOANS          BALANCE        BALANCE       BALANCE        COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

15,000.00 - 25,000.00              68    $    1,500,652.33      0.10%     $ 22,068.42      10.546%     98.35%      624
25,000.01 - 50,000.00             157         6,321,957.45      0.43        40,267.24       9.649      80.76       603
50,000.01 - 75,000.00             519        32,454,036.07      2.22        62,531.86       8.708      80.50       598
75,000.01 - 100,000.00            777        68,325,770.66      4.67        87,935.35       7.952      79.36       603
100,000.01 - 125,000.00           727        81,947,310.45      5.60       112,719.82       7.686      80.67       605
125,000.01 - 150,000.00           682        93,756,065.69      6.41       137,472.24       7.493      80.22       613
150,000.01 - 175,000.00           584        94,327,423.47      6.45       161,519.56       7.365      81.07       617
175,000.01 - 200,000.00           493        92,840,084.75      6.34       188,316.60       7.265      79.95       624
200,000.01 - 225,000.00           414        88,171,376.56      6.03       212,974.34       7.174      80.28       627
225,000.01 - 250,000.00           272        64,572,887.07      4.41       237,400.32       7.231      80.22       629
250,000.01 - 275,000.00           331        86,587,353.36      5.92       261,593.21       6.986      80.53       634
275,000.01 - 300,000.00           318        91,487,002.74      6.25       287,694.98       7.051      80.78       636
300,000.01 - 325,000.00           257        80,299,782.17      5.49       312,450.51       7.075      82.32       637
325,000.01 - 350,000.00           227        76,688,652.63      5.24       337,835.47       7.033      81.19       630
350,000.01 - 375,000.00           202        72,960,485.99      4.99       361,190.52       7.139      82.29       636
375,000.01 - 400,000.00           167        64,844,439.80      4.43       388,290.06       7.070      81.82       643
400,000.01 - 417,000.00            74        30,194,887.71      2.06       408,039.02       6.882      82.80       642
417,000.01 - 425,000.00            51        21,490,542.14      1.47       421,383.18       7.115      80.93       637
425,000.01 - 450,000.00           110        48,313,235.17      3.30       439,211.23       7.035      83.89       643
450,000.01 - 500,000.00           196        93,513,358.69      6.39       477,108.97       6.953      82.63       639
500,000.01 - 600,000.00           163        87,977,933.25      6.01       539,741.92       6.974      81.95       652
600,000.01 - 700,000.00            79        51,182,242.64      3.50       647,876.49       6.953      82.40       655
700,000.01 - 800,000.00            31        22,827,743.56      1.56       736,378.82       6.875      82.85       672
800,000.01 - 900,000.00             7         5,876,826.10      0.40       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           5         4,885,958.56      0.33       977,191.71       7.210      65.80       684
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

(1) All weighted averages based on Unpaid Principal Balance.

                                  BEAR STEARNS
                                       34
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.         WTD. AVG.  WTD. AVG.  WTD. AVG.
REMAINING TERM                NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL        GROSS     ORIGINAL    CREDIT
(MONTHS)                        LOANS          BALANCE        BALANCE       BALANCE         COUPON      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

116 - 120                           6    $      338,551.06      0.02%     $ 56,425.18       7.283%     59.18%      605
121 - 180                          48         4,962,919.99      0.34       103,394.17       7.505      74.61       626
181 - 240                          76         8,586,967.93      0.59       112,986.42       7.129      76.09       622
241 - 300                          10           970,685.30      0.07        97,068.53       7.388      76.34       603
301 - 358                       6,771     1,448,488,884.73     98.98       213,925.40       7.239      81.23       630
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.  WTD. AVG.  WTD. AVG.
ORIGINAL TERM                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL     CREDIT
(MONTHS)                        LOANS          BALANCE        BALANCE       BALANCE        COUPON       LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

120 - 120                           6    $      338,551.06      0.02%     $ 56,425.18       7.283%     59.18%      605
121 - 180                          48         4,962,919.99      0.34       103,394.17       7.505      74.61       626
181 - 240                          76         8,586,967.93      0.59       112,986.42       7.129      76.09       622
241 - 300                          10           970,685.30      0.07        97,068.53       7.388      76.34       603
301 - 360                       6,771     1,448,488,884.73     98.98       213,925.40       7.239      81.23       630
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       35
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.  WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL        GROSS    ORIGINAL    CREDIT
COMBINED LTV (%)                LOANS          BALANCE        BALANCE       BALANCE        COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                      17    $    1,264,121.26      0.09%     $ 74,360.07       7.492%     19.76%      597
25.01 - 30.00                       9           962,417.38      0.07       106,935.26       6.925      28.12       577
30.01 - 35.00                      17         1,444,873.85      0.10        84,992.58       7.754      32.75       613
35.01 - 40.00                      24         3,099,428.31      0.21       129,142.85       6.841      37.19       629
40.01 - 45.00                      28         3,472,600.44      0.24       124,021.44       7.243      42.77       624
45.01 - 50.00                      55         8,915,612.65      0.61       162,102.05       6.811      47.73       625
50.01 - 55.00                      70        11,455,537.78      0.78       163,650.54       6.962      52.71       619
55.01 - 60.00                     110        20,748,964.50      1.42       188,626.95       6.926      58.02       610
60.01 - 65.00                     186        36,440,015.58      2.49       195,914.06       6.922      63.35       609
65.01 - 70.00                     281        57,540,227.88      3.93       204,769.49       7.095      68.62       607
70.01 - 75.00                     403        84,609,013.94      5.78       209,947.93       7.057      73.78       606
75.01 - 80.00                     894       179,859,342.32     12.29       201,184.95       7.206      79.27       609
80.01 - 85.00                     768       157,980,645.40     10.80       205,703.97       7.373      84.32       601
85.01 - 90.00                   1,126       266,193,120.73     18.19       236,405.97       7.447      89.39       633
90.01 - 95.00                     570       121,841,413.95      8.33       213,756.87       7.520      92.61       643
95.01 - 100.00                  2,353       507,520,673.04     34.68       215,690.89       7.132      80.82       652
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL        GROSS     ORIGINAL    CREDIT
ORIGINAL LTV (%)                LOANS          BALANCE        BALANCE       BALANCE        COUPON       LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                      17    $    1,264,121.26      0.09%     $ 74,360.07       7.492%     19.76%      597
25.01 - 30.00                      10         1,023,288.02      0.07       102,328.80       6.976      28.22       576
30.01 - 35.00                      17         1,444,873.85      0.10        84,992.58       7.754      32.75       613
35.01 - 40.00                      24         3,099,428.31      0.21       129,142.85       6.841      37.19       629
40.01 - 45.00                      29         3,618,577.49      0.25       124,778.53       7.207      42.86       627
45.01 - 50.00                      55         8,915,612.65      0.61       162,102.05       6.811      47.73       625
50.01 - 55.00                      70        11,455,537.78      0.78       163,650.54       6.962      52.71       619
55.01 - 60.00                     111        20,867,541.70      1.43       187,995.87       6.923      58.02       610
60.01 - 65.00                     189        37,023,081.79      2.53       195,889.32       6.924      63.35       609
65.01 - 70.00                     285        58,866,966.07      4.02       206,550.76       7.082      68.58       608
70.01 - 75.00                     423        86,442,346.21      5.91       204,355.43       7.064      73.80       607
75.01 - 80.00                   2,951       669,489,379.85     45.75       226,868.65       7.072      79.79       641
80.01 - 85.00                     832       170,485,738.40     11.65       204,910.74       7.367      84.39       604
85.01 - 90.00                   1,149       268,395,280.95     18.34       233,590.32       7.467      89.61       631
90.01 - 95.00                     477       102,759,918.85      7.02       215,429.60       7.551      94.61       644
95.01 - 100.00                    272        18,196,315.83      1.24        66,898.22       9.895      99.90       653
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       36
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION BY STATE
----------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.         WTD. AVG.  WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL         GROSS    ORIGINAL    CREDIT
STATE                           LOANS          BALANCE        BALANCE       BALANCE         COUPON      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                      1,442    $  485,224,715.28     33.16%     $336,494.25       6.918%     80.09%      643
NEW YORK                          370       111,031,053.22      7.59       300,083.93       7.128      80.24       640
FLORIDA                           590       103,750,825.04      7.09       175,848.86       7.434      80.83       622
NEW JERSEY                        338        86,424,199.31      5.91       255,692.90       7.504      81.79       637
ILLINOIS                          385        71,092,582.40      4.86       184,656.06       7.353      83.08       622
ARIZONA                           284        52,188,617.91      3.57       183,762.74       7.182      80.81       633
TEXAS                             506        51,064,770.44      3.49       100,918.52       7.853      80.70       601
MASSACHUSETTS                     190        50,250,554.85      3.43       264,476.60       7.223      80.26       629
MARYLAND                          164        37,011,370.59      2.53       225,679.09       7.095      81.55       617
HAWAII                             91        33,123,528.20      2.26       363,994.82       6.792      79.32       655
NEVADA                            130        32,599,106.33      2.23       250,762.36       7.099      80.16       629
WASHINGTON                        163        32,358,909.48      2.21       198,520.92       6.986      81.80       625
GEORGIA                           211        31,239,362.89      2.13       148,053.85       7.856      83.38       604
MICHIGAN                          203        25,821,928.45      1.76       127,201.62       7.827      83.98       610
OHIO                              206        22,996,912.32      1.57       111,635.50       8.002      86.60       603
WISCONSIN                         158        19,846,433.85      1.36       125,610.34       7.822      83.33       611
PENNSYLVANIA                      145        18,066,375.51      1.23       124,595.69       7.548      81.65       612
MINNESOTA                          95        18,024,694.05      1.23       189,733.62       7.304      83.64       617
OTHERS                          1,240       181,232,068.89     12.38       146,154.89       7.533      82.58       616
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       37
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.         WTD. AVG.  WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL         GROSS    ORIGINAL    CREDIT
OCCUPANCY TYPE                  LOANS          BALANCE        BALANCE       BALANCE         COUPON      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

INVESTOR                          350    $   52,021,453.40      3.55%     $148,632.72       8.185%     83.85%      654
OWNER OCCUPIED                  6,333     1,364,427,082.83     93.24       215,447.19       7.187      81.06       628
SECOND HOME                       228        46,899,472.78      3.20       205,699.44       7.723      81.14       666
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.         WTD. AVG.  WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL         GROSS    ORIGINAL    CREDIT
PROPERTY TYPE                   LOANS          BALANCE        BALANCE       BALANCE         COUPON      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                      5,127    $1,045,579,152.03     71.45%     $203,935.86       7.241%     81.02%      627
PUD DETACHED                      746       167,263,425.66     11.43       224,213.71       7.278      81.62       627
2-4 UNIT                          399       112,748,218.75      7.70       282,576.99       7.210      81.35       649
CONDO                             503       111,729,341.68      7.64       222,125.93       7.166      81.39       641
PUD ATTACHED                      133        25,353,869.09      1.73       190,630.59       7.421      82.42       629
MODULAR HOME                        3           674,001.80      0.05       224,667.27       7.140      79.13       609
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                               UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF    UNPAID PRINCIPAL  PRINCIPAL     PRINCIPAL        GROSS     ORIGINAL    CREDIT
LOAN PURPOSE                    LOANS          BALANCE        BALANCE       BALANCE        COUPON       LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE              3,334    $  699,942,368.00     47.83%     $209,940.72       7.194%     79.84%      614
PURCHASE                        2,793       620,550,998.00     42.41       222,180.81       7.306      82.38       650
RATE/TERM REFINANCE               784       142,854,643.01      9.76       182,212.55       7.180      82.38       622
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       38
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
DOCUMENTATION TYPE              LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION              4,536    $  865,739,272.19     59.16%     $190,859.63       7.007%     81.27%      616
LIMITED DOCUMENTATION             109        28,999,253.61      1.98       266,048.20       7.036      82.62       633
STATED DOCUMENTATION            2,266       568,609,483.21     38.86       250,930.93       7.605      80.93       652
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

                                                                % OF
                                                               POOL BY
                                                               UNPAID         AVG.         WTD. AVG.  WTD. AVG.  WTD. AVG.
                              NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL    CREDIT
CREDIT SCORE                    LOANS           BALANCE        BALANCE      BALANCE         COUPON       LTV      SCORE
--------------------------------------------------------------------------------------------------------------------------

500 - 500                          16    $    1,918,833.82      0.13%     $119,927.11       8.377%     78.38%      500
501 - 525                         362        49,150,453.80      3.36       135,774.73       8.598      76.92       513
526 - 550                         386        55,023,549.79      3.76       142,548.06       8.109      77.58       537
551 - 575                         502        82,995,488.53      5.67       165,329.66       7.636      79.36       564
576 - 600                       1,091       206,244,850.35     14.09       189,042.03       7.368      81.01       590
601 - 625                       1,454       304,136,514.16     20.78       209,172.29       7.123      81.83       613
626 - 650                       1,240       282,831,123.50     19.33       228,089.62       7.085      81.39       637
651 - 675                         864       220,929,813.52     15.10       255,705.80       7.067      81.63       662
676 - 700                         456       120,514,582.43      8.24       264,286.36       6.994      81.95       687
701 - 725                         293        77,303,132.87      5.28       263,833.22       6.970      82.07       711
726 - 750                         121        29,054,767.28      1.99       240,122.04       7.192      82.99       736
751 - 775                          71        20,811,650.31      1.42       293,121.84       6.986      81.64       762
776 - 800                          45        10,464,726.04      0.72       232,549.47       7.035      80.37       787
801 - 816                          10         1,968,522.61      0.13       196,852.26       7.623      83.84       813
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       39
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
PREPAYMENT PENALTY TERM       NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

0                               2,378    $  465,611,823.27     31.82%     $195,799.76       7.627%     81.51%      630
12                                306        78,295,271.58      5.35       255,866.90       7.183      80.70       633
24                              1,813       481,046,236.53     32.87       265,331.63       7.009      81.43       642
36                              2,414       438,394,677.63     29.96       181,605.09       7.092      80.59       617
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

--------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
LIEN TYPE                       LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                      6,686    $1,454,117,358.86     99.37%     $217,486.89       7.217%     81.05%      630
SECOND LIEN                       225         9,230,650.15      0.63        41,025.11      10.908      99.55       639
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          6,911    $1,463,348,009.01    100.00%     $211,741.86       7.240%     81.17%      630

                                  BEAR STEARNS
                                       40
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                               COLLATERAL SUMMARY
  ----------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                        $1,264,038,335.51
      NUMBER OF MORTGAGE LOANS:                                 5,553
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                   $227,631.61
      WEIGHTED AVERAGE GROSS COUPON:                           7.242%
      INITIAL WEIGHTED AVERAGE NET COUPON(1):                  6.738%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                    631
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                  81.70%
      WEIGHTED AVERAGE COMBINED LTV RATIO:                     89.34%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):           357
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                   360
      WEIGHTED AVERAGE ROLL TERM(2) (MONTHS):                    28
      WEIGHTED AVERAGE GROSS MARGIN(2):                        6.015%
      WEIGHTED AVERAGE INITIAL RATE CAP(2):                    1.498%
      WEIGHTED AVERAGE PERIODIC RATE CAP(2):                   1.498%
      WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):         14.236%
      WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):         7.258%
      INTEREST ONLY LOANS:                                     60.51%
      SILENT SECONDS:                                          39.10%

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) Includes adjustable-rate Mortgage Loans only.

(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                  BEAR STEARNS
                                       41
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
PRODUCT TYPE                    LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

2/6M ARMS                         193    $   27,119,683.43      2.15%     $140,516.49       8.259%     79.51%      602
2/6M ARMS-2Y-IO                   249        64,939,624.18      5.14       260,801.70       6.926      82.19       626
2/6M ARMS-5Y-IO                 1,559       464,501,885.61     36.75       297,948.61       7.072      81.15       647
3/6M ARMS                       2,656       472,085,946.88     37.35       177,743.20       7.537      82.48       613
3/6M ARMS-3Y-IO                   184        49,102,883.12      3.88       266,863.50       6.565      80.45       630
3/6M ARMS-5Y-IO                   662       172,984,736.46     13.69       261,306.25       7.057      81.81       644
5/6M ARMS-7Y-IO                    50        13,303,575.83      1.05       266,071.52       7.070      78.79       650
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                     DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT GROSS                 NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
MORTGAGE RATE (%)               LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                      10    $    3,041,508.41      0.24%     $304,150.84       5.352%     76.44%      657
5.500 - 5.999                     306        90,754,457.38      7.18       296,583.19       5.803      78.09       649
6.000 - 6.499                     582       164,275,700.89     13.00       282,260.65       6.271      80.12       645
6.500 - 6.999                   1,227       323,993,728.14     25.63       264,053.57       6.757      81.57       640
7.000 - 7.499                     995       232,768,862.05     18.41       233,938.55       7.237      81.40       635
7.500 - 7.999                     977       210,888,529.89     16.68       215,853.15       7.728      82.62       625
8.000 - 8.499                     550       101,738,745.77      8.05       184,979.54       8.226      83.01       620
8.500 - 8.999                     470        77,368,606.08      6.12       164,614.06       8.722      84.63       602
9.000 - 9.499                     219        34,373,425.11      2.72       156,956.28       9.231      84.77       594
9.500 - 9.999                     133        16,383,934.18      1.30       123,187.48       9.714      85.01       583
10.000 - 10.499                    44         4,252,164.06      0.34        96,640.09      10.232      83.01       562
10.500 - 10.999                    28         2,937,104.25      0.23       104,896.58      10.688      81.24       550
11.000 - 11.499                     7           754,806.08      0.06       107,829.44      11.242      79.34       547
11.500 - 11.999                     4           415,214.75      0.03       103,803.69      11.781      84.27       572
12.000 - 12.199                     1            91,548.47      0.01        91,548.47      12.100      80.00       515
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631
--------------------------------------------------------------------------------------------------------------------------

                                  BEAR STEARNS
                                       42
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                     DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT UNPAID                NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)           LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

49,417.99 - 50,000.00              30    $    1,496,940.27      0.12%     $ 49,898.01       9.014%     56.04%      556
50,000.01 - 75,000.00             326        20,628,136.62      1.63        63,276.49       8.585      79.39       594
75,000.01 - 100,000.00            550        48,549,383.18      3.84        88,271.61       7.989      80.39       602
100,000.01 - 125,000.00           592        66,798,173.01      5.28       112,834.75       7.727      81.31       604
125,000.01 - 150,000.00           552        76,012,913.17      6.01       137,704.55       7.549      81.44       613
150,000.01 - 175,000.00           499        80,697,858.95      6.38       161,719.16       7.424      81.74       616
175,000.01 - 200,000.00           411        77,393,317.97      6.12       188,304.91       7.337      80.31       625
200,000.01 - 225,000.00           356        75,871,651.25      6.00       213,122.62       7.238      81.05       627
225,000.01 - 250,000.00           236        56,056,096.28      4.43       237,525.83       7.298      80.92       631
250,000.01 - 275,000.00           289        75,670,132.84      5.99       261,834.37       7.028      81.13       636
275,000.01 - 300,000.00           288        82,873,166.61      6.56       287,754.05       7.085      81.09       638
300,000.01 - 325,000.00           230        71,899,482.07      5.69       312,606.44       7.087      82.73       638
325,000.01 - 350,000.00           197        66,572,178.40      5.27       337,929.84       7.060      81.55       630
350,000.01 - 375,000.00           186        67,189,383.47      5.32       361,233.24       7.170      82.93       636
375,000.01 - 400,000.00           152        59,071,067.59      4.67       388,625.44       7.126      82.54       642
400,000.01 - 417,000.00            70        28,579,649.35      2.26       408,280.71       6.892      82.90       644
417,000.01 - 425,000.00            43        18,123,270.59      1.43       421,471.41       7.186      81.15       642
425,000.01 - 450,000.00           102        44,765,068.73      3.54       438,873.22       7.073      83.97       643
450,000.01 - 500,000.00           181        86,348,686.94      6.83       477,064.57       6.960      82.90       639
500,000.01 - 600,000.00           150        80,959,770.36      6.40       539,731.80       7.007      82.41       651
600,000.01 - 700,000.00            72        46,586,175.45      3.69       647,030.21       6.973      83.29       654
700,000.01 - 800,000.00            30        22,048,047.75      1.74       734,934.93       6.879      82.95       671
800,000.01 - 900,000.00             7         5,876,826.10      0.46       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           4         3,970,958.56      0.31       992,739.64       7.345      64.75       690
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       43
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID      AVG. ORIG.      WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL                      NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)           LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

50,000.00 - 50,000.00              29    $    1,446,961.16      0.11%     $ 49,895.21       9.058%     55.73%      553
50,000.01 - 75,000.00             322        20,303,762.35      1.61        63,055.16       8.608      79.79       594
75,000.01 - 100,000.00            555        48,923,736.56      3.87        88,150.88       7.983      80.21       602
100,000.01 - 125,000.00           591        66,673,429.65      5.27       112,814.60       7.727      81.29       604
125,000.01 - 150,000.00           550        75,688,120.89      5.99       137,614.77       7.554      81.44       613
150,000.01 - 175,000.00           499        80,622,554.89      6.38       161,568.25       7.415      81.70       616
175,000.01 - 200,000.00           414        77,918,157.67      6.16       188,208.11       7.343      80.37       625
200,000.01 - 225,000.00           353        75,197,888.05      5.95       213,025.18       7.236      80.99       628
225,000.01 - 250,000.00           236        55,980,388.68      4.43       237,205.04       7.296      80.91       631
250,000.01 - 275,000.00           291        76,145,216.12      6.02       261,667.41       7.030      81.15       635
275,000.01 - 300,000.00           289        83,147,554.13      6.58       287,707.80       7.087      81.14       638
300,000.01 - 325,000.00           228        71,250,402.22      5.64       312,501.76       7.090      82.75       638
325,000.01 - 350,000.00           198        66,871,294.46      5.29       337,733.81       7.055      81.49       631
350,000.01 - 375,000.00           186        67,164,751.44      5.31       361,100.81       7.176      82.98       636
375,000.01 - 400,000.00           152        59,046,462.34      4.67       388,463.57       7.121      82.48       643
400,000.01 - 417,000.00            71        28,978,850.42      2.29       408,152.82       6.895      83.00       642
417,000.01 - 425,000.00            43        18,123,270.59      1.43       421,471.41       7.186      81.15       642
425,000.01 - 450,000.00           102        44,765,068.73      3.54       438,873.22       7.073      83.97       643
450,000.01 - 500,000.00           181        86,348,686.94      6.83       477,064.57       6.960      82.90       639
500,000.01 - 600,000.00           150        80,959,770.36      6.40       539,731.80       7.007      82.41       651
600,000.01 - 700,000.00            72        46,586,175.45      3.69       647,030.21       6.973      83.29       654
700,000.01 - 800,000.00            30        22,048,047.75      1.74       734,934.93       6.879      82.95       671
800,000.01 - 900,000.00             7         5,876,826.10      0.46       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           4         3,970,958.56      0.31       992,739.64       7.345      64.75       690
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

(1) All weighted averages based on Unpaid Principal Balance.

                                  BEAR STEARNS
                                       44
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
REMAINING TERM                NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

352 - 358                       5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL TERM                 NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

360 - 360                       5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       45
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
COMBINED LTV (%)                LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

14.00 - 25.00                      10    $      677,556.60      0.05%     $ 67,755.66       7.796%     20.39%      591
25.01 - 30.00                       4           608,199.51      0.05       152,049.88       6.750      28.43       573
30.01 - 35.00                      13         1,160,357.01      0.09        89,258.23       7.635      32.79       619
35.01 - 40.00                      15         2,135,800.60      0.17       142,386.71       6.822      37.41       623
40.01 - 45.00                       9         1,167,771.89      0.09       129,752.43       8.321      42.30       587
45.01 - 50.00                      32         5,564,510.41      0.44       173,890.95       6.919      47.90       623
50.01 - 55.00                      38         6,495,769.91      0.51       170,941.31       7.115      52.78       614
55.01 - 60.00                      68        13,239,683.67      1.05       194,701.23       7.083      58.07       603
60.01 - 65.00                     126        25,156,427.51      1.99       199,654.19       6.976      63.45       603
65.01 - 70.00                     189        40,815,454.01      3.23       215,954.78       7.230      68.65       602
70.01 - 75.00                     299        63,496,469.42      5.02       212,362.77       7.137      73.87       601
75.01 - 80.00                     633       140,147,196.93     11.09       221,401.57       7.231      79.31       609
80.01 - 85.00                     628       135,799,400.27     10.74       216,241.08       7.383      84.36       601
85.01 - 90.00                     968       238,287,787.22     18.85       246,165.07       7.471      89.43       633
90.01 - 95.00                     484       107,831,304.73      8.53       222,791.95       7.555      92.61       643
95.01 - 100.00                  2,037       481,454,645.82     38.09       236,354.76       7.059      80.47       653
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
ORIGINAL LTV (%)                LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

14.00 - 25.00                      10    $      677,556.60      0.05%     $ 67,755.66       7.796%     20.39%      591
25.01 - 30.00                       5           669,070.15      0.05       133,814.03       6.844      28.55       571
30.01 - 35.00                      13         1,160,357.01      0.09        89,258.23       7.635      32.79       619
35.01 - 40.00                      15         2,135,800.60      0.17       142,386.71       6.822      37.41       623
40.01 - 45.00                       9         1,167,771.89      0.09       129,752.43       8.321      42.30       587
45.01 - 50.00                      32         5,564,510.41      0.44       173,890.95       6.919      47.90       623
50.01 - 55.00                      38         6,495,769.91      0.51       170,941.31       7.115      52.78       614
55.01 - 60.00                      68        13,239,683.67      1.05       194,701.23       7.083      58.07       603
60.01 - 65.00                     129        25,739,493.72      2.04       199,530.96       6.977      63.45       603
65.01 - 70.00                     190        41,605,500.36      3.29       218,976.32       7.217      68.60       604
70.01 - 75.00                     319        65,329,801.69      5.17       204,795.62       7.144      73.88       602
75.01 - 80.00                   2,596       612,652,172.82     48.47       235,998.53       7.069      79.82       643
80.01 - 85.00                     686       147,259,230.09     11.65       214,663.60       7.378      84.43       604
85.01 - 90.00                     989       241,081,017.94     19.07       243,762.40       7.489      89.61       632
90.01 - 95.00                     404        90,626,189.93      7.17       224,322.25       7.584      94.64       646
95.01 - 100.00                     50         8,634,408.72      0.68       172,688.17       8.803      99.87       668
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       46
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION BY STATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
STATE                           LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                      1,255    $  439,079,094.31     34.74%     $349,863.82       6.921%     80.70%      644
NEW YORK                          315        98,694,453.24      7.81       313,315.72       7.156      80.83       640
FLORIDA                           440        81,525,944.33      6.45       185,286.24       7.514      82.08       623
NEW JERSEY                        296        77,773,679.01      6.15       262,748.92       7.545      82.57       638
ILLINOIS                          352        67,423,417.35      5.33       191,543.80       7.342      83.31       623
ARIZONA                           240        46,230,269.29      3.66       192,626.12       7.179      81.24       634
MASSACHUSETTS                     159        43,173,826.61      3.42       271,533.50       7.258      81.09       630
MARYLAND                          147        33,705,091.45      2.67       229,286.34       7.131      81.91       617
NEVADA                            117        30,035,430.61      2.38       256,713.08       7.114      80.45       631
GEORGIA                           181        28,630,955.28      2.27       158,182.07       7.800      83.50       606
WASHINGTON                        132        27,335,534.92      2.16       207,087.39       6.957      81.78       627
TEXAS                             240        26,644,705.62      2.11       111,019.61       8.025      81.27       601
HAWAII                             70        26,608,056.73      2.11       380,115.10       6.803      80.36       657
MICHIGAN                          175        22,920,958.70      1.81       130,976.91       7.819      83.81       609
OHIO                              160        17,998,736.75      1.42       112,492.10       8.120      87.59       599
WISCONSIN                         141        17,985,037.18      1.42       127,553.46       7.833      83.52       611
MINNESOTA                          83        15,994,104.73      1.27       192,700.06       7.349      83.39       617
COLORADO                           83        15,438,943.28      1.22       186,011.36       7.083      83.05       627
OTHERS                            967       146,840,096.12     11.62       151,851.19       7.585      82.77       615
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       47
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
OCCUPANCY TYPE                  LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

INVESTOR                          287    $   45,019,204.04      3.56%     $156,861.34       8.227%     84.73%      654
OWNER OCCUPIED                  5,060     1,173,915,684.54     92.87       231,999.15       7.187      81.91       629
SECOND HOME                       206        45,103,446.93      3.57       218,948.77       7.701      81.13       666
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
PROPERTY TYPE                   LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                      4,051    $  892,749,463.46     70.63%     $220,377.55       7.246%     81.67%      629
PUD DETACHED                      602       143,434,809.94     11.35       238,263.80       7.275      81.83       629
2-4 UNIT                          343       102,194,172.59      8.08       297,942.19       7.218      81.71       650
CONDO                             445       102,003,030.80      8.07       229,220.29       7.154      81.56       642
PUD ATTACHED                      109        22,982,856.92      1.82       210,851.90       7.393      82.65       629
MODULAR HOME                        3           674,001.80      0.05       224,667.27       7.140      79.13       609
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
LOAN PURPOSE                    LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE              2,466    $  554,140,811.45     43.84%     $224,712.41       7.244%     81.02%      613
PURCHASE                        2,451       586,817,432.71     46.42       239,419.60       7.255      82.17       650
RATE/TERM REFINANCE               636       123,080,091.35      9.74       193,522.16       7.168      82.55       624
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       48
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
DOCUMENTATION TYPE              LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION              3,429    $  709,341,702.77     56.12%     $206,865.47       6.981%     81.97%      616
LIMITED DOCUMENTATION              89        24,701,753.92      1.95       277,547.80       7.070      82.40       628
STATED DOCUMENTATION            2,035       529,994,878.82     41.93       260,439.74       7.600      81.31       652
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
CREDIT SCORE                    LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

500 - 500                          15    $    1,822,488.29      0.14%     $121,499.22       8.359%     77.81%      500
501 - 525                         304        42,320,786.39      3.35       139,213.11       8.549      76.89       513
526 - 550                         308        46,019,027.31      3.64       149,412.43       8.132      78.18       537
551 - 575                         372        66,497,533.83      5.26       178,756.81       7.670      80.27       564
576 - 600                         819       175,132,688.61     13.86       213,837.23       7.336      81.20       589
601 - 625                       1,148       255,720,129.59     20.23       222,752.73       7.149      82.33       614
626 - 650                       1,016       242,898,136.70     19.22       239,072.97       7.106      82.24       637
651 - 675                         727       199,447,400.67     15.78       274,343.05       7.063      82.10       662
676 - 700                         391       109,099,871.42      8.63       279,027.80       7.016      82.53       687
701 - 725                         247        69,146,691.23      5.47       279,946.12       6.962      82.59       711
726 - 750                         100        26,003,484.19      2.06       260,034.84       7.240      83.07       736
751 - 775                          65        19,087,328.14      1.51       293,651.20       7.000      82.17       762
776 - 800                          32         9,014,287.70      0.71       281,696.49       6.934      80.17       788
801 - 816                           9         1,828,481.44      0.14       203,164.60       7.632      83.76       812
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       49
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                     DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
PREPAYMENT PENALTY TERM       NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

0                               1,933    $  418,620,641.74     33.12%     $216,565.26       7.610%     81.90%      632
12                                251        65,014,218.10      5.14       259,020.79       7.258      81.88       633
24                              1,732       475,094,664.82     37.59       274,304.08       6.978      81.30       642
36                              1,637       305,308,810.85     24.15       186,505.08       7.144      82.02       614
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
LIEN TYPE                       LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                      5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       50
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
MAXIMUM MORTGAGE RATE (%)       LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

11.950 - 11.999                     1    $       84,243.94      0.01%     $ 84,243.94       5.950%     73.48%      619
12.000 - 12.499                    15         3,803,798.45      0.30       253,586.56       5.541      76.47       655
12.500 - 12.999                   309        91,406,119.44      7.23       295,812.68       5.811      78.09       649
13.000 - 13.499                   588       165,717,080.63     13.11       281,831.77       6.284      80.06       644
13.500 - 13.999                 1,232       325,162,681.98     25.72       263,930.75       6.763      81.59       640
14.000 - 14.499                   994       231,733,794.28     18.33       233,132.59       7.242      81.48       635
14.500 - 14.999                   972       209,654,618.52     16.59       215,694.05       7.731      82.61       625
15.000 - 15.499                   540       100,570,143.76      7.96       186,241.01       8.226      83.01       621
15.500 - 15.999                   467        76,854,560.46      6.08       164,570.79       8.723      84.66       602
16.000 - 16.499                   219        34,373,425.11      2.72       156,956.28       9.231      84.77       594
16.500 - 16.999                   132        16,227,031.33      1.28       122,932.06       9.714      84.97       583
17.000 - 17.499                    44         4,252,164.06      0.34        96,640.09      10.232      83.01       562
17.500 - 17.999                    28         2,937,104.25      0.23       104,896.58      10.688      81.24       550
18.000 - 18.499                     7           754,806.08      0.06       107,829.44      11.242      79.34       547
18.500 - 18.999                     4           415,214.75      0.03       103,803.69      11.781      84.27       572
19.000 - 19.100                     1            91,548.47      0.01        91,548.47      12.100      80.00       515
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
MINIMUM MORTGAGE RATE (%)       LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                     262    $   78,009,543.32      6.17%     $297,746.35       5.790%     78.37%      652
6.000 - 6.499                     632       178,546,889.09     14.13       282,510.90       6.230      79.79       644
6.500 - 6.999                   1,227       324,356,610.03     25.66       264,349.32       6.755      81.57       640
7.000 - 7.499                     996       233,001,579.28     18.43       233,937.33       7.235      81.40       635
7.500 - 7.999                     976       210,633,002.89     16.66       215,812.50       7.728      82.63       625
8.000 - 8.499                     553       102,658,380.92      8.12       185,639.03       8.209      82.99       620
8.500 - 8.999                     471        77,624,133.08      6.14       164,807.08       8.719      84.61       602
9.000 - 9.499                     219        34,373,425.11      2.72       156,956.28       9.231      84.77       594
9.500 - 9.999                     133        16,383,934.18      1.30       123,187.48       9.714      85.01       583
10.000 - 10.499                    44         4,252,164.06      0.34        96,640.09      10.232      83.01       562
10.500 - 10.999                    28         2,937,104.25      0.23       104,896.58      10.688      81.24       550
11.000 - 11.499                     7           754,806.08      0.06       107,829.44      11.242      79.34       547
11.500 - 11.999                     4           415,214.75      0.03       103,803.69      11.781      84.27       572
12.000 - 12.100                     1            91,548.47      0.01        91,548.47      12.100      80.00       515
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       51
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
MARGIN (%)                      LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

2.500 - 2.999                       5    $    1,022,175.98      0.08%     $204,435.20       7.405%     84.29%      618
3.000 - 3.499                       3           534,403.08      0.04       178,134.36       8.269      82.20       699
3.500 - 3.999                      45         6,657,525.99      0.53       147,945.02       7.109      80.90       615
4.000 - 4.499                       2           319,119.99      0.03       159,560.00       6.607      80.00       628
5.000 - 5.499                     164        35,443,166.51      2.80       216,116.87       7.163      82.87       627
5.500 - 5.999                   3,059       679,479,703.68     53.75       222,124.78       6.977      82.11       628
6.000 - 6.499                   2,025       499,049,505.56     39.48       246,444.20       7.528      81.59       641
6.500 - 6.999                     152        28,253,932.82      2.24       185,881.14       7.984      77.20       572
7.000 - 7.499                      93        12,033,794.86      0.95       129,395.64       8.909      71.04       558
7.500 - 7.999                       1            69,844.89      0.01        69,844.89      10.825      42.42       603
8.000 - 8.499                       3           919,635.15      0.07       306,545.05       6.431      80.00       608
8.500 - 8.650                       1           255,527.00      0.02       255,527.00       7.838      80.00       625
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       52
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
INITIAL RATE CAP (%)            LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                      36    $    5,982,143.81      0.47%     $166,170.66       7.579%     81.06%      629
1.500 - 1.500                   5,517     1,258,056,191.70     99.53       228,032.66       7.240      81.70       632
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

--------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
PERIODIC RATE CAP (%)           LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                      37    $    6,112,378.84      0.48%     $165,199.43       7.588%     81.25%      628
1.500 - 1.500                   5,516     1,257,925,956.67     99.52       228,050.39       7.240      81.70       632
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       53
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.         WTD. AVG.  WTD. AVG.   WTD. AVG.
                              NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL    PRINCIPAL         GROSS    ORIGINAL     CREDIT
NEXT RATE ADJUSTMENT DATE       LOANS         BALANCE         BALANCE      BALANCE         COUPON       LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------

6/1/2007                            2    $      298,938.97      0.02%     $149,469.49       7.648%     66.51%      538
7/1/2007                            1           100,955.36      0.01       100,955.36       6.850      80.00       653
8/1/2007                            8         1,484,810.99      0.12       185,601.37       7.158      78.76       630
9/1/2007                           75        18,894,280.88      1.49       251,923.75       7.215      82.15       626
10/1/2007                         946       278,603,471.58     22.04       294,506.84       6.969      81.22       645
11/1/2007                         512       139,499,573.26     11.04       272,460.10       7.107      81.42       644
12/1/2007                         457       117,679,162.18      9.31       257,503.64       7.443      80.75       640
7/1/2008                            1           140,403.35      0.01       140,403.35       8.600      84.94       660
8/1/2008                            9         1,860,135.15      0.15       206,681.68       7.453      85.36       617
9/1/2008                          189        39,051,159.95      3.09       206,619.89       7.064      81.91       620
10/1/2008                       1,561       325,517,492.30     25.75       208,531.39       7.229      82.45       622
11/1/2008                       1,095       216,553,596.69     17.13       197,765.84       7.352      82.42       624
12/1/2008                         647       111,050,779.02      8.79       171,639.53       7.789      80.89       620
8/1/2010                            1           121,513.55      0.01       121,513.55       7.425      80.00       623
9/1/2010                           11         3,119,399.93      0.25       283,581.81       6.963      81.44       661
10/1/2010                          17         4,889,184.36      0.39       287,599.08       6.988      77.45       645
11/1/2010                          17         4,180,027.99      0.33       245,884.00       7.196      78.76       649
12/1/2010                           4           993,450.00      0.08       248,362.50       7.235      76.97       647
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51    100.00%     $227,631.61       7.242%     81.70%      631

                                  BEAR STEARNS
                                       54
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                         THE MORTGAGE LOANS (FIXED RATE)
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                               COLLATERAL SUMMARY
 -----------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

    SCHEDULED PRINCIPAL BALANCE:                            $199,309,673.50
    NUMBER OF MORTGAGE LOANS:                                    1,358
    AVERAGE SCHEDULED PRINCIPAL BALANCE:                      $146,767.06
    WEIGHTED AVERAGE GROSS COUPON:                               7.226%
    INITIAL WEIGHTED AVERAGE NET COUPON(1):                      6.722%
    WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                       622
    WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                      77.76%
    WEIGHTED AVERAGE COMBINED LTV RATIO:                         79.63%
    WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              346
    WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                      350
    INTEREST ONLY LOANS:                                         2.51%
    SILENT SECONDS:                                              9.94%

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                  BEAR STEARNS
                                       55
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY PRODUCT TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PRODUCT TYPE                   OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

FIX-5Y-IO                          15     $   4,999,398.33      2.51%    $ 333,293.22       7.245%     76.80%      649
FIXED                           1,118       185,079,625.02     92.86       165,545.28       7.042      76.70       620
FIXED 2NDS                        225         9,230,650.15      4.63        41,025.11      10.908      99.55       639
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT GROSS                   NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
MORTGAGE RATE (%)              OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                      31     $   7,045,785.02      3.54%    $ 227,283.39       5.966%     70.67%      639
6.000 - 6.499                     246        56,887,394.29     28.54       231,249.57       6.286      72.72       639
6.500 - 6.999                     298        55,363,338.55     27.78       185,783.02       6.751      77.51       631
7.000 - 7.499                     151        24,155,743.80     12.12       159,971.81       7.238      78.66       611
7.500 - 7.999                     139        18,507,807.92      9.29       133,149.70       7.700      80.40       605
8.000 - 8.499                      91        10,652,324.51      5.34       117,058.51       8.228      81.17       598
8.500 - 8.999                      88         8,694,766.85      4.36        98,804.17       8.770      81.95       578
9.000 - 9.499                      62         5,206,657.40      2.61        83,978.35       9.214      81.47       575
9.500 - 9.999                      82         4,200,232.73      2.11        51,222.35       9.750      86.04       591
10.000 - 10.499                    28         1,822,682.81      0.91        65,095.81      10.248      85.99       597
10.500 - 10.999                    32         1,682,768.19      0.84        52,586.51      10.745      94.92       631
11.000 - 11.499                    28         1,280,059.32      0.64        45,716.40      11.293     100.00       641
11.500 - 11.999                    55         2,609,797.61      1.31        47,450.87      11.734      98.76       615
12.000 - 12.499                    20           799,957.70      0.40        39,997.89      12.157     100.00       608
12.500 - 12.999                     3           214,529.79      0.11        71,509.93      12.613     100.00       617
13.000 - 13.499                     3           158,737.65      0.08        52,912.55      13.251     100.00       625
13.500 - 13.799                     1            27,089.36      0.01        27,089.36      13.700     100.00       640
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       56
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT                         NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)          OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

14,987.75 - 25,000.00              68     $   1,500,652.33      0.75%    $  22,068.42      10.546%     98.35%      624
25,000.01 - 50,000.00             130         4,973,773.95      2.50        38,259.80       9.788      87.55       618
50,000.01 - 75,000.00             197        12,201,164.20      6.12        61,934.84       8.865      81.28       605
75,000.01 - 100,000.00            220        19,252,365.96      9.66        87,510.75       7.878      77.57       604
100,000.01 - 125,000.00           136        15,273,880.80      7.66       112,307.95       7.510      77.96       610
125,000.01 - 150,000.00           135        18,516,508.71      9.29       137,159.32       7.225      75.37       611
150,000.01 - 175,000.00            83        13,431,177.11      6.74       161,821.41       7.079      77.19       620
175,000.01 - 200,000.00            79        14,947,037.93      7.50       189,203.01       6.876      77.81       614
200,000.01 - 225,000.00            60        12,773,505.22      6.41       212,891.75       6.790      75.98       621
225,000.01 - 250,000.00            37         8,841,494.46      4.44       238,959.31       6.784      74.97       619
250,000.01 - 275,000.00            39        10,193,141.17      5.11       261,362.59       6.678      76.70       630
275,000.01 - 300,000.00            30         8,638,901.78      4.33       287,963.39       6.669      76.04       624
300,000.01 - 325,000.00            28         8,749,926.78      4.39       312,497.39       6.986      80.18       622
325,000.01 - 350,000.00            31        10,516,942.93      5.28       339,256.22       6.833      79.85       625
350,000.01 - 375,000.00            15         5,471,124.52      2.75       364,741.63       6.759      72.59       635
375,000.01 - 400,000.00            14         5,423,002.73      2.72       387,357.34       6.549      74.79       646
400,000.01 - 417,000.00             3         1,216,037.29      0.61       405,345.76       6.575      78.06       642
417,000.01 - 425,000.00             8         3,367,271.55      1.69       420,908.94       6.730      79.74       613
425,000.01 - 450,000.00             8         3,548,166.44      1.78       443,520.81       6.565      82.99       645
450,000.01 - 500,000.00            15         7,164,671.75      3.59       477,644.78       6.867      79.36       637
500,000.01 - 600,000.00            13         7,018,162.89      3.52       539,858.68       6.583      76.69       661
600,000.01 - 700,000.00             7         4,596,067.19      2.31       656,581.03       6.749      73.34       663
700,000.01 - 800,000.00             1           779,695.81      0.39       779,695.81       6.775      80.00       711
900,000.01 - 915,000.00             1           915,000.00      0.46       915,000.00       6.625      70.38       655
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       57
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
ORIGINAL                        NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)          OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

15,000.00 - 25,000.00              68     $   1,500,652.33      0.75%    $  22,068.42      10.546%     98.35%      624
25,000.01 - 50,000.00             128         4,874,996.29      2.45        38,085.91       9.824      88.19       618
50,000.01 - 75,000.00             197        12,150,273.72      6.10        61,676.52       8.877      81.68       604
75,000.01 - 100,000.00            222        19,402,034.10      9.73        87,396.55       7.874      77.22       604
100,000.01 - 125,000.00           136        15,273,880.80      7.66       112,307.95       7.510      77.96       610
125,000.01 - 150,000.00           132        18,067,944.80      9.07       136,878.37       7.238      75.09       611
150,000.01 - 175,000.00            85        13,704,868.58      6.88       161,233.75       7.073      77.33       620
175,000.01 - 200,000.00            79        14,921,927.08      7.49       188,885.15       6.854      77.79       614
200,000.01 - 225,000.00            61        12,973,488.51      6.51       212,680.14       6.812      76.19       620
225,000.01 - 250,000.00            36         8,592,498.39      4.31       238,680.51       6.807      75.77       620
250,000.01 - 275,000.00            40        10,442,137.24      5.24       261,053.43       6.661      76.00       629
275,000.01 - 300,000.00            29         8,339,448.61      4.18       287,567.19       6.684      77.27       621
300,000.01 - 325,000.00            29         9,049,379.95      4.54       312,047.58       6.961      78.91       624
325,000.01 - 350,000.00            29         9,817,358.17      4.93       338,529.59       6.884      79.12       625
350,000.01 - 375,000.00            16         5,795,734.55      2.91       362,233.41       6.699      74.21       635
375,000.01 - 400,000.00            15         5,797,977.46      2.91       386,531.83       6.546      75.12       644
400,000.01 - 417,000.00             3         1,216,037.29      0.61       405,345.76       6.575      78.06       642
417,000.01 - 425,000.00             8         3,367,271.55      1.69       420,908.94       6.730      79.74       613
425,000.01 - 450,000.00             8         3,548,166.44      1.78       443,520.81       6.565      82.99       645
450,000.01 - 500,000.00            15         7,164,671.75      3.59       477,644.78       6.867      79.36       637
500,000.01 - 600,000.00            13         7,018,162.89      3.52       539,858.68       6.583      76.69       661
600,000.01 - 700,000.00             7         4,596,067.19      2.31       656,581.03       6.749      73.34       663
700,000.01 - 800,000.00             1           779,695.81      0.39       779,695.81       6.775      80.00       711
900,000.01 - 915,000.00             1           915,000.00      0.46       915,000.00       6.625      70.38       655
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

(1) All weighted averages based on Unpaid Principal Balance.

                                  BEAR STEARNS
                                       58
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
REMAINING TERM                  NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
(MONTHS)                       OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

116 - 120                           6     $     338,551.06      0.17%    $  56,425.18       7.283%     59.18%      605
121 - 180                          48         4,962,919.99      2.49       103,394.17       7.505      74.61       626
181 - 240                          76         8,586,967.93      4.31       112,986.42       7.129      76.09       622
241 - 300                          10           970,685.30      0.49        97,068.53       7.388      76.34       603
301 - 358                       1,218       184,450,549.22     92.54       151,437.23       7.222      77.97       622
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
ORIGINAL TERM                   NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
(MONTHS)                       OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

120 - 120                           6     $     338,551.06      0.17%    $  56,425.18       7.283%     59.18%      605
121 - 180                          48         4,962,919.99      2.49       103,394.17       7.505      74.61       626
181 - 240                          76         8,586,967.93      4.31       112,986.42       7.129      76.09       622
241 - 300                          10           970,685.30      0.49        97,068.53       7.388      76.34       603
301 - 360                       1,218       184,450,549.22     92.54       151,437.23       7.222      77.97       622
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       59
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY COMBINED LTV
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
COMBINED LTV (%)               OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                       7     $     586,564.66      0.29%    $  83,794.95       7.142%     19.03%      604
25.01 - 30.00                       5           354,217.87      0.18        70,843.57       7.225      27.59       586
30.01 - 35.00                       4           284,516.84      0.14        71,129.21       8.239      32.58       592
35.01 - 40.00                       9           963,627.71      0.48       107,069.75       6.882      36.71       643
40.01 - 45.00                      19         2,304,828.55      1.16       121,306.77       6.697      43.01       643
45.01 - 50.00                      23         3,351,102.24      1.68       145,700.10       6.630      47.45       629
50.01 - 55.00                      32         4,959,767.87      2.49       154,992.75       6.760      52.63       625
55.01 - 60.00                      42         7,509,280.83      3.77       178,792.40       6.650      57.93       622
60.01 - 65.00                      60        11,283,588.07      5.66       188,059.80       6.803      63.12       623
65.01 - 70.00                      92        16,724,773.87      8.39       181,791.02       6.765      68.53       618
70.01 - 75.00                     104        21,112,544.52     10.59       203,005.24       6.818      73.53       622
75.01 - 80.00                     261        39,712,145.39     19.92       152,153.81       7.116      79.14       608
80.01 - 85.00                     140        22,181,245.13     11.13       158,437.47       7.310      84.07       602
85.01 - 90.00                     158        27,905,333.51     14.00       176,616.03       7.243      89.06       628
90.01 - 95.00                      86        14,010,109.22      7.03       162,908.25       7.253      92.58       636
95.01 - 100.00                    316        26,066,027.22     13.08        82,487.43       8.482      87.41       643
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
ORIGINAL LTV (%)               OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                       7     $     586,564.66      0.29%    $  83,794.95       7.142%     19.03%      604
25.01 - 30.00                       5           354,217.87      0.18        70,843.57       7.225      27.59       586
30.01 - 35.00                       4           284,516.84      0.14        71,129.21       8.239      32.58       592
35.01 - 40.00                       9           963,627.71      0.48       107,069.75       6.882      36.71       643
40.01 - 45.00                      20         2,450,805.60      1.23       122,540.28       6.676      43.13       647
45.01 - 50.00                      23         3,351,102.24      1.68       145,700.10       6.630      47.45       629
50.01 - 55.00                      32         4,959,767.87      2.49       154,992.75       6.760      52.63       625
55.01 - 60.00                      43         7,627,858.03      3.83       177,392.05       6.645      57.95       622
60.01 - 65.00                      60        11,283,588.07      5.66       188,059.80       6.803      63.12       623
65.01 - 70.00                      95        17,261,465.71      8.66       181,699.64       6.758      68.53       618
70.01 - 75.00                     104        21,112,544.52     10.59       203,005.24       6.818      73.53       622
75.01 - 80.00                     355        56,837,207.03     28.52       160,104.81       7.101      79.45       621
80.01 - 85.00                     146        23,226,508.31     11.65       159,085.67       7.297      84.11       602
85.01 - 90.00                     160        27,314,263.01     13.70       170,714.14       7.273      89.61       626
90.01 - 95.00                      73        12,133,728.92      6.09       166,215.46       7.301      94.37       633
95.01 - 100.00                    222         9,561,907.11      4.80        43,071.65      10.882      99.93       640
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       60
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY STATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
STATE                          OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                        187     $  46,145,620.97     23.15%    $ 246,768.03       6.880%     74.27%      637
TEXAS                             266        24,420,064.82     12.25        91,804.75       7.665      80.07       600
FLORIDA                           150        22,224,880.71     11.15       148,165.87       7.143      76.23       619
NEW YORK                           55        12,336,599.98      6.19       224,301.82       6.905      75.51       636
NEW JERSEY                         42         8,650,520.30      4.34       205,964.77       7.138      74.70       626
MASSACHUSETTS                      31         7,076,728.24      3.55       228,281.56       7.014      75.18       626
HAWAII                             21         6,515,471.47      3.27       310,260.55       6.743      75.05       650
ARIZONA                            44         5,958,348.62      2.99       135,417.01       7.210      77.50       623
PENNSYLVANIA                       52         5,866,145.74      2.94       112,810.50       7.302      78.25       611
WASHINGTON                         31         5,023,374.56      2.52       162,044.34       7.142      81.92       616
OHIO                               46         4,998,175.57      2.51       108,655.99       7.579      83.04       616
CONNECTICUT                        17         3,742,557.42      1.88       220,150.44       7.145      79.49       613
ILLINOIS                           33         3,669,165.05      1.84       111,186.82       7.560      78.84       608
TENNESSEE                          33         3,521,359.18      1.77       106,707.85       7.453      82.36       613
MARYLAND                           17         3,306,279.14      1.66       194,487.01       6.725      77.86       623
MICHIGAN                           28         2,900,969.75      1.46       103,606.06       7.891      85.34       619
VIRGINIA                           19         2,709,468.29      1.36       142,603.59       7.172      81.74       631
GEORGIA                            30         2,608,407.61      1.31        86,946.92       8.466      82.00       580
OTHERS                            256        27,635,536.08     13.87       107,951.31       7.578      81.74       613
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       61
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
OCCUPANCY TYPE                 OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

INVESTOR                           63     $   7,002,249.36      3.51%    $ 111,146.82       7.915%     78.20%      656
OWNER OCCUPIED                  1,273       190,511,398.29     95.59       149,655.46       7.191      77.71       620
SECOND HOME                        22         1,796,025.85      0.90        81,637.54       8.280      81.22       665
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PROPERTY TYPE                  OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                      1,076     $ 152,829,688.57     76.68%    $ 142,035.03       7.210%     77.20%      620
PUD DETACHED                      144        23,828,615.72     11.96       165,476.50       7.297      80.34       620
2-4 UNIT                           56        10,554,046.16      5.30       188,465.11       7.138      77.84       645
CONDO                              58         9,726,310.88      4.88       167,695.02       7.286      79.55       626
PUD ATTACHED                       24         2,371,012.17      1.19        98,792.17       7.695      80.22       624
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
LOAN PURPOSE                   OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE                868     $ 145,801,556.55     73.15%    $ 167,974.14       7.000%     75.35%      618
PURCHASE                          342        33,733,565.29     16.93        98,636.16       8.188      86.09       644
RATE/TERM REFINANCE               148        19,774,551.66      9.92       133,611.84       7.253      81.33       611
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       62
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
DOCUMENTATION TYPE             OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION              1,107     $ 156,397,569.42     78.47%    $ 141,280.55       7.125%     78.10%      615
LIMITED DOCUMENTATION              20         4,297,499.69      2.16       214,874.98       6.840      83.89       666
STATED DOCUMENTATION              231        38,614,604.39     19.37       167,162.79       7.681      75.73       645
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                                NUMBER    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
CREDIT SCORE                   OF LOANS       BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

500 - 500                           1     $      96,345.53      0.05%    $  96,345.53       8.700%     89.20%      500
501 - 525                          58         6,829,667.41      3.43       117,752.89       8.902      77.09       512
526 - 550                          78         9,004,522.48      4.52       115,442.60       7.987      74.49       539
551 - 575                         130        16,497,954.70      8.28       126,907.34       7.499      75.72       564
576 - 600                         272        31,112,161.74     15.61       114,382.95       7.552      79.94       590
601 - 625                         306        48,416,384.57     24.29       158,223.48       6.987      79.22       613
626 - 650                         224        39,932,986.80     20.04       178,272.26       6.955      76.22       637
651 - 675                         137        21,482,412.85     10.78       156,805.93       7.100      77.24       663
676 - 700                          65        11,414,711.01      5.73       175,610.94       6.787      76.45       688
701 - 725                          46         8,156,441.64      4.09       177,313.95       7.034      77.73       713
726 - 750                          21         3,051,283.09      1.53       145,299.19       6.785      82.23       737
751 - 775                           6         1,724,322.17      0.87       287,387.03       6.833      75.83       757
776 - 800                          13         1,450,438.34      0.73       111,572.18       7.658      81.61       786
801 - 816                           1           140,041.17      0.07       140,041.17       7.500      85.00       816
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622
-------------------------------------------------------------------------------------------------------------------------

                                  BEAR STEARNS
                                       63
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
PREPAYMENT PENALTY TERM       NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL         GROSS     ORIGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

0                                 445     $  46,991,181.53     23.58%    $ 105,598.16       7.783%     78.07%      611
12                                 55        13,281,053.48      6.66       241,473.70       6.813      74.88       635
24                                 81         5,951,571.71      2.99        73,476.19       9.417      92.06       642
36                                777       133,085,866.78     66.77       171,281.68       6.973      77.30       623
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

-------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY LIEN TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL        GROSS      ORIGINAL    CREDIT
LIEN TYPE                       LOANS         BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                      1,133     $ 190,079,023.35     95.37%    $ 167,766.13       7.048%     76.70%      621
SECOND LIEN                       225         9,230,650.15      4.63        41,025.11      10.908      99.55       639
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,358     $ 199,309,673.50    100.00%    $ 146,767.06       7.226%     77.76%      622

                                  BEAR STEARNS
                                       64
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                            $769,832,103.53
      NUMBER OF MORTGAGE LOANS:                                    2,719
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                      $283,130.60
      WEIGHTED AVERAGE GROSS COUPON:                              7.025%
      INITIAL WEIGHTED AVERAGE NET COUPON(1):                     6.521%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                       644
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                     81.27%
      WEIGHTED AVERAGE COMBINED LTV RATIO:                        90.96%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              357
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                      360
      WEIGHTED AVERAGE ROLL TERM(2) (MONTHS):                       25
      WEIGHTED AVERAGE GROSS MARGIN(2):                           6.023%
      WEIGHTED AVERAGE INITIAL RATE CAP(2):                       1.499%
      WEIGHTED AVERAGE PERIODIC RATE CAP(2):                      1.499%
      WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):            14.022%
      WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):            7.044%
      INTEREST ONLY LOANS:                                        100.00%
      SILENT SECONDS:                                             49.11%

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) Includes adjustable-rate Mortgage Loans only.

(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                  BEAR STEARNS
                                       65
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY PRODUCT TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PRODUCT TYPE                   LOANS          BALANCE         BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

2/6M ARMS-2Y-IO                   249     $  64,939,624.18      8.44%    $ 260,801.70       6.926%     82.19%      626
2/6M ARMS-5Y-IO                 1,559       464,501,885.61     60.34       297,948.61       7.072      81.15       647
3/6M ARMS-3Y-IO                   184        49,102,883.12      6.38       266,863.50       6.565      80.45       630
3/6M ARMS-5Y-IO                   662       172,984,736.46     22.47       261,306.25       7.057      81.81       644
5/6M ARMS-7Y-IO                    50        13,303,575.83      1.73       266,071.52       7.070      78.79       650
FIX-5Y-IO                          15         4,999,398.33      0.65       333,293.22       7.245      76.80       649
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT GROSS                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
MORTGAGE RATE (%)              LOANS           BALANCE        BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                       6     $   2,184,861.39      0.28%    $ 364,143.57       5.359%     79.11%      653
5.500 - 5.999                     207        66,110,766.98      8.59       319,375.69       5.800      78.17       651
6.000 - 6.499                     383       114,835,900.06     14.92       299,832.64       6.274      79.40       648
6.500 - 6.999                     803       237,902,543.25     30.90       296,267.18       6.754      81.41       645
7.000 - 7.499                     552       147,591,226.84     19.17       267,375.41       7.237      81.31       641
7.500 - 7.999                     444       119,521,928.01     15.53       269,193.53       7.719      82.36       642
8.000 - 8.499                     193        48,933,445.01      6.36       253,541.17       8.230      83.14       643
8.500 - 8.999                      88        23,030,945.23      2.99       261,715.29       8.718      85.61       633
9.000 - 9.499                      28         6,464,839.93      0.84       230,887.14       9.250      86.97       621
9.500 - 9.999                      13         3,125,703.98      0.41       240,438.77       9.721      89.40       615
10.000 - 10.499                     2           129,942.85      0.02        64,971.43      10.225      92.23       626
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       66
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT UNPAID                NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL       GROSS      ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)          LOANS           BALANCE        BALANCE      BALANCE        COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

54,150.00 - 75,000.00               9     $     570,690.14      0.07%    $  63,410.02       7.992%     76.21%      628
75,000.01 - 100,000.00             94         8,484,507.11      1.10        90,260.71       7.306      78.82       638
100,000.01 - 125,000.00           181        20,537,685.01      2.67       113,467.87       7.352      79.59       627
125,000.01 - 150,000.00           222        30,512,530.26      3.96       137,443.83       7.277      80.25       629
150,000.01 - 175,000.00           224        36,318,855.61      4.72       162,137.75       7.166      79.97       634
175,000.01 - 200,000.00           210        39,693,675.37      5.16       189,017.50       7.093      79.33       641
200,000.01 - 225,000.00           215        45,984,024.16      5.97       213,879.18       7.059      79.61       636
225,000.01 - 250,000.00           145        34,501,839.60      4.48       237,943.72       7.147      78.29       638
250,000.01 - 275,000.00           192        50,330,172.72      6.54       262,136.32       6.920      80.46       642
275,000.01 - 300,000.00           181        52,017,151.67      6.76       287,387.58       6.933      80.21       647
300,000.01 - 325,000.00           147        45,990,762.71      5.97       312,862.33       6.961      82.36       644
325,000.01 - 350,000.00           134        45,285,581.88      5.88       337,952.10       6.909      81.49       638
350,000.01 - 375,000.00           127        45,853,070.91      5.96       361,047.80       7.097      82.45       642
375,000.01 - 400,000.00           110        42,755,801.54      5.55       388,689.10       7.096      82.32       652
400,000.01 - 417,000.00            56        22,865,226.97      2.97       408,307.62       6.838      82.70       649
417,000.01 - 425,000.00            35        14,755,867.13      1.92       421,596.20       7.125      80.85       644
425,000.01 - 450,000.00            79        34,686,592.06      4.51       439,070.79       6.951      83.15       644
450,000.01 - 500,000.00           140        66,911,865.55      8.69       477,941.90       6.895      83.14       642
500,000.01 - 600,000.00           128        68,849,999.69      8.94       537,890.62       7.002      82.39       654
600,000.01 - 700,000.00            55        35,554,877.66      4.62       646,452.32       6.945      83.60       661
700,000.01 - 800,000.00            24        17,605,249.71      2.29       733,552.07       6.946      83.54       672
800,000.01 - 900,000.00             7         5,876,826.10      0.76       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           4         3,889,249.97      0.51       972,312.49       7.257      65.57       658
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       67
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID      AVG. ORIG.     WTD. AVG.   WTD. AVG.  WTD. AVG.
ORIGINAL                      NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)           LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

54,150.00 - 75,000.00               9     $     570,690.14      0.07%    $  63,410.02       7.992%     76.21%      628
75,000.01 - 100,000.00             94         8,484,507.11      1.10        90,260.71       7.306      78.82       638
100,000.01 - 125,000.00           181        20,537,685.01      2.67       113,467.87       7.352      79.59       627
125,000.01 - 150,000.00           222        30,512,530.26      3.96       137,443.83       7.277      80.25       629
150,000.01 - 175,000.00           224        36,318,855.61      4.72       162,137.75       7.166      79.97       634
175,000.01 - 200,000.00           210        39,693,675.37      5.16       189,017.50       7.093      79.33       641
200,000.01 - 225,000.00           215        45,984,024.16      5.97       213,879.18       7.059      79.61       636
225,000.01 - 250,000.00           145        34,501,839.60      4.48       237,943.72       7.147      78.29       638
250,000.01 - 275,000.00           192        50,330,172.72      6.54       262,136.32       6.920      80.46       642
275,000.01 - 300,000.00           181        52,017,151.67      6.76       287,387.58       6.933      80.21       647
300,000.01 - 325,000.00           147        45,990,762.71      5.97       312,862.33       6.961      82.36       644
325,000.01 - 350,000.00           134        45,285,581.88      5.88       337,952.10       6.909      81.49       638
350,000.01 - 375,000.00           127        45,853,070.91      5.96       361,047.80       7.097      82.45       642
375,000.01 - 400,000.00           110        42,755,801.54      5.55       388,689.10       7.096      82.32       652
400,000.01 - 417,000.00            56        22,865,226.97      2.97       408,307.62       6.838      82.70       649
417,000.01 - 425,000.00            35        14,755,867.13      1.92       421,596.20       7.125      80.85       644
425,000.01 - 450,000.00            79        34,686,592.06      4.51       439,070.79       6.951      83.15       644
450,000.01 - 500,000.00           140        66,911,865.55      8.69       477,941.90       6.895      83.14       642
500,000.01 - 600,000.00           128        68,849,999.69      8.94       537,890.62       7.002      82.39       654
600,000.01 - 700,000.00            55        35,554,877.66      4.62       646,452.32       6.945      83.60       661
700,000.01 - 800,000.00            24        17,605,249.71      2.29       733,552.07       6.946      83.54       672
800,000.01 - 900,000.00             7         5,876,826.10      0.76       839,546.59       7.061      76.78       637
900,000.01 - 1,000,000.00           4         3,889,249.97      0.51       972,312.49       7.257      65.57       658
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

(1) All weighted averages based on Unpaid Principal Balance.

                                  BEAR STEARNS
                                       68
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
REMAINING TERM                NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

352 - 358                       2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
ORIGINAL TERM                 NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

360 - 360                       2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       69
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY COMBINED LTV
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
COMBINED LTV (%)                LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

31.31 - 35.00                       4     $     437,998.23      0.06%    $ 109,499.56       7.050%     33.03%      677
35.01 - 40.00                      10         1,699,998.95      0.22       169,999.90       6.451      37.29       646
40.01 - 45.00                       2           476,999.99      0.06       238,500.00       7.780      41.28       593
45.01 - 50.00                      16         4,046,979.63      0.53       252,936.23       6.816      47.80       636
50.01 - 55.00                      19         3,968,241.70      0.52       208,854.83       6.738      52.89       647
55.01 - 60.00                      31         8,411,891.61      1.09       271,351.34       6.741      57.92       624
60.01 - 65.00                      58        13,231,008.35      1.72       228,120.83       6.604      63.34       624
65.01 - 70.00                      75        20,292,753.73      2.64       270,570.05       6.816      68.57       624
70.01 - 75.00                      96        30,218,777.98      3.93       314,778.94       6.590      73.71       630
75.01 - 80.00                     229        69,437,207.96      9.02       303,219.25       6.788      79.23       631
80.01 - 85.00                     183        57,929,190.30      7.52       316,552.95       6.926      84.24       626
85.01 - 90.00                     447       144,521,614.82     18.77       323,314.57       7.297      89.35       637
90.01 - 95.00                     158        47,428,538.34      6.16       300,180.62       7.370      92.15       647
95.01 - 100.00                  1,391       367,730,901.94     47.77       264,364.42       7.010      80.10       655
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
ORIGINAL LTV (%)                LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

31.31 - 35.00                       4     $     437,998.23      0.06%    $ 109,499.56       7.050%     33.03%     677
35.01 - 40.00                      10         1,699,998.95      0.22       169,999.90       6.451      37.29      646
40.01 - 45.00                       2           476,999.99      0.06       238,500.00       7.780      41.28      593
45.01 - 50.00                      16         4,046,979.63      0.53       252,936.23       6.816      47.80      636
50.01 - 55.00                      19         3,968,241.70      0.52       208,854.83       6.738      52.89      647
55.01 - 60.00                      31         8,411,891.61      1.09       271,351.34       6.741      57.92      624
60.01 - 65.00                      59        13,513,758.34      1.76       229,046.75       6.620      63.37      624
65.01 - 70.00                      76        21,142,753.71      2.75       278,194.13       6.805      68.44      627
70.01 - 75.00                     100        30,920,027.98      4.02       309,200.28       6.596      73.71      630
75.01 - 80.00                   1,613       436,673,832.63     56.72       270,721.53       6.977      79.86      651
80.01 - 85.00                     208        65,124,413.01      8.46       313,098.14       6.926      84.33      631
85.01 - 90.00                     449       143,807,144.83     18.68       320,283.17       7.311      89.59      637
90.01 - 95.00                     132        39,608,062.92      5.15       300,061.08       7.402      94.54      647
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%     644

                                  BEAR STEARNS
                                       70
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY STATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
STATE                           LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                      1,133     $ 403,984,131.61     52.48%    $ 356,561.46       6.916%     80.82%      647
FLORIDA                           213        44,334,439.96      5.76       208,142.91       7.326      82.65       639
ARIZONA                           194        38,567,890.03      5.01       198,803.56       7.196      81.60       640
NEW YORK                           91        33,737,113.98      4.38       370,737.52       6.838      80.25       659
NEW JERSEY                         85        26,923,900.13      3.50       316,751.77       7.205      82.72       649
NEVADA                            101        26,117,458.21      3.39       258,588.70       7.099      80.39       636
MASSACHUSETTS                      85        24,934,431.98      3.24       293,346.26       7.129      81.32       635
HAWAII                             53        21,482,854.01      2.79       405,336.87       6.806      81.19       666
WASHINGTON                         87        17,649,057.75      2.29       202,862.73       6.848      81.51       630
MARYLAND                           66        17,046,194.77      2.21       258,275.68       6.967      81.07       633
ILLINOIS                           69        14,896,786.95      1.94       215,895.46       7.073      81.73       631
COLORADO                           67        12,639,613.60      1.64       188,650.95       7.087      82.53       632
GEORGIA                            63        11,082,475.03      1.44       175,912.30       7.424      83.69       626
OREGON                             48         9,111,260.10      1.18       189,817.92       7.069      81.42       646
VIRGINIA                           22         6,679,279.97      0.87       303,603.64       7.082      82.56       633
MICHIGAN                           38         6,294,591.58      0.82       165,647.15       7.566      83.47       632
MINNESOTA                          25         5,787,283.52      0.75       231,491.34       7.060      81.49       627
CONNECTICUT                        17         4,604,629.95      0.60       270,860.59       7.827      83.68       624
OTHERS                            262        43,958,710.40      5.71       167,781.34       7.392      82.17       634
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       71
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION BY OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
OCCUPANCY TYPE                  LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

OWNER OCCUPIED                  2,598     $ 739,753,810.60     96.09%    $ 284,739.73       7.002%     81.28%      643
SECOND HOME                       121        30,078,292.93      3.91       248,580.93       7.595      81.05       670
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
PROPERTY TYPE                   LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                      1,915     $ 540,683,550.58     70.23%    $ 282,341.28       7.005%     81.18%      642
PUD DETACHED                      346        97,457,463.47     12.66       281,668.97       7.116      81.34       641
CONDO                             256        67,460,577.53      8.76       263,517.88       7.003      81.62       652
2-4 UNIT                          133        47,917,266.76      6.22       360,280.20       7.000      81.22       656
PUD ATTACHED                       69        16,313,245.19      2.12       236,423.84       7.306      82.46       640
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
LOAN PURPOSE                    LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE                987     $ 295,459,550.68     38.38%    $ 299,351.12       6.966%     81.30%      631
PURCHASE                        1,475       409,436,045.43     53.19       277,583.76       7.083      81.25       654
RATE/TERM REFINANCE               257        64,936,507.42      8.44       252,671.24       6.933      81.29       636
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       72
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION BY DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
DOCUMENTATION TYPE              LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION              1,586     $ 413,453,683.00     53.71%    $ 260,689.59       6.718%     81.60%      631
LIMITED DOCUMENTATION              69        20,767,419.50      2.70       300,977.09       7.009      82.21       636
STATED DOCUMENTATION            1,064       335,611,001.03     43.60       315,423.87       7.404      80.81       660
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
CREDIT SCORE                    LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

504 - 525                           2     $     435,185.16      0.06%    $ 217,592.58       6.644%     79.77%      506
551 - 575                          68        16,411,513.05      2.13       241,345.78       7.100      79.28       568
576 - 600                         433       111,931,317.91     14.54       258,501.89       7.166      80.58       590
601 - 625                         651       170,458,993.74     22.14       261,841.77       7.055      81.42       614
626 - 650                         600       166,359,161.41     21.61       277,265.27       7.014      81.55       637
651 - 675                         450       139,354,881.41     18.10       309,677.51       6.994      81.29       662
676 - 700                         235        75,264,240.49      9.78       320,273.36       6.953      81.69       687
701 - 725                         157        50,570,763.08      6.57       322,106.77       6.922      81.72       711
726 - 750                          50        16,760,591.11      2.18       335,211.82       6.966      81.26       736
751 - 775                          51        16,198,426.20      2.10       317,616.20       6.863      80.72       763
776 - 800                          18         4,958,629.98      0.64       275,479.44       6.638      79.82       787
801 - 813                           4         1,128,399.99      0.15       282,100.00       7.549      80.00       811
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       73
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
PREPAYMENT PENALTY TERM       NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

0                                 632     $ 178,220,998.70     23.15%    $ 281,995.25       7.393%     81.16%      649
12                                 74        22,996,120.63      2.99       310,758.39       7.374      81.73       647
24                              1,543       446,712,232.52     58.03       289,508.90       6.937      81.35       644
36                                470       121,902,751.68     15.83       259,367.56       6.744      81.05       636
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

-------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION BY LIEN TYPE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
LIEN TYPE                       LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                      2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,719     $ 769,832,103.53    100.00%    $ 283,130.60       7.025%     81.27%      644

                                  BEAR STEARNS
                                       74
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY MAXIMUM MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
MAXIMUM MORTGAGE RATE (%)       LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

12.000 - 12.499                     6     $   2,184,861.39      0.29%    $ 364,143.57       5.359%     79.11%      653
12.500 - 12.999                   208        66,249,966.98      8.66       318,509.46       5.801      78.18       651
13.000 - 13.499                   384       114,895,200.05     15.02       299,206.25       6.278      79.51       648
13.500 - 13.999                   800       236,361,443.25     30.90       295,451.80       6.756      81.43       645
14.000 - 14.499                   547       146,454,926.85     19.15       267,742.10       7.238      81.35       642
14.500 - 14.999                   438       117,666,429.68     15.38       268,644.82       7.718      82.38       642
15.000 - 15.499                   191        48,349,445.01      6.32       253,138.46       8.231      83.17       642
15.500 - 15.999                    88        23,030,945.23      3.01       261,715.29       8.718      85.61       633
16.000 - 16.499                    27         6,383,839.93      0.83       236,438.52       9.252      86.93       621
16.500 - 16.999                    13         3,125,703.98      0.41       240,438.77       9.721      89.40       615
17.000 - 17.350                     2           129,942.85      0.02        64,971.43      10.225      92.23       626
-------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

-------------------------------------------------------------------------------------------------------------------------
                                          DISTRIBUTION BY MINIMUM MORTGAGE RATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
MINIMUM MORTGAGE RATE (%)       LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

5.575 - 5.999                     174     $  55,722,329.25     7.290%    $ 320,243.27       5.787%     78.33%      654
6.000 - 6.499                     417       125,566,699.20    16.420       301,119.18       6.226      79.30       647
6.500 - 6.999                     799       236,228,643.24    30.890       295,655.37       6.753      81.43       645
7.000 - 7.499                     549       147,197,091.68    19.250       268,118.56       7.234      81.36       642
7.500 - 7.999                     439       117,858,902.68    15.410       268,471.30       7.718      82.38       642
8.000 - 8.499                     195        49,333,080.16     6.450       252,990.15       8.197      83.11       642
8.500 - 8.999                      89        23,286,472.23     3.040       261,645.76       8.709      85.55       633
9.000 - 9.499                      27         6,383,839.93     0.830       236,438.52       9.252      86.93       621
9.500 - 9.999                      13         3,125,703.98     0.410       240,438.77       9.721      89.40       615
10.000 - 10.350                     2           129,942.85     0.020        64,971.43      10.225      92.23       626
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

                                  BEAR STEARNS
                                       75
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTION BY GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
MARGIN (%)                      LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

2.500 - 2.999                       5     $   1,022,175.98      0.13%    $ 204,435.20       7.405%     84.29%      618
3.000 - 3.499                       1           359,761.70      0.05       359,761.70       8.100      80.00       755
3.500 - 3.999                       6           953,359.95      0.12       158,893.33       7.290      80.00       629
4.000 - 4.499                       2           319,119.99      0.04       159,560.00       6.607      80.00       628
5.000 - 5.499                      16         4,869,856.23      0.64       304,366.01       6.927      82.70       634
5.500 - 5.999                   1,667       443,425,646.56     57.98       266,002.19       6.820      81.62       637
6.000 - 6.499                     974       304,206,711.12     39.77       312,327.22       7.313      80.83       655
6.500 - 6.999                      27         8,024,411.52      1.05       297,200.43       7.366      80.15       613
7.000 - 7.499                       2           476,500.00      0.06       238,250.00       6.299      86.55       660
8.000 - 8.499                       3           919,635.15      0.12       306,545.05       6.431      80.00       608
8.500 - 8.650                       1           255,527.00      0.03       255,527.00       7.838      80.00       625
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

                                  BEAR STEARNS
                                       76
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY INITIAL INTEREST RATE CAP
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
INITIAL RATE CAP (%)            LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                       7     $   1,280,499.99      0.17%    $ 182,928.57       7.372%     79.33%      657
1.500 - 1.500                   2,697       763,552,205.21     99.83       283,111.68       7.023      81.30       644
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

-------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTION BY PERIODIC INTEREST RATE CAP
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
PERIODIC RATE CAP (%)           LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                       7     $   1,280,499.99      0.17%    $ 182,928.57       7.372%     79.33%      657
1.500 - 1.500                   2,697       763,552,205.21     99.83       283,111.68       7.023      81.30       644
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

                                  BEAR STEARNS
                                       77
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
-------------------------------------------------------------------------------------------------------------------------

                                                               % OF
                                                              POOL BY
                                                              UNPAID         AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL     PRINCIPAL      GROSS      ORIGINAL    CREDIT
NEXT RATE ADJUSTMENT DATE       LOANS         BALANCE         BALANCE       BALANCE       COUPON        LTV       SCORE
-------------------------------------------------------------------------------------------------------------------------

6/1/2007                            1     $     100,000.00      0.01%    $ 100,000.00       6.350%     35.09%      607
8/1/2007                            5         1,064,108.00      0.14       212,821.60       7.057      77.70       649
9/1/2007                           60        17,033,158.01      2.23       283,885.97       7.062      82.67       634
10/1/2007                         907       271,609,398.86     35.51       299,459.09       6.941      81.21       646
11/1/2007                         479       134,637,862.32     17.60       281,081.13       7.074      81.55       646
12/1/2007                         356       104,996,982.60     13.73       294,935.34       7.323      80.94       643
8/1/2008                            3           833,200.00      0.11       277,733.33       7.150      86.45       660
9/1/2008                           55        13,778,290.22      1.80       250,514.37       6.628      81.06       630
10/1/2008                         434       115,640,751.46     15.12       266,453.34       6.848      81.24       639
11/1/2008                         281        72,010,223.90      9.42       256,264.14       7.044      81.78       642
12/1/2008                          73        19,825,154.00      2.59       271,577.45       7.398      82.21       654
8/1/2010                            1           121,513.55      0.02       121,513.55       7.425      80.00       623
9/1/2010                           11         3,119,399.93      0.41       283,581.81       6.963      81.44       661
10/1/2010                          17         4,889,184.36      0.64       287,599.08       6.988      77.45       645
11/1/2010                          17         4,180,027.99      0.55       245,884.00       7.196      78.76       649
12/1/2010                           4           993,450.00      0.13       248,362.50       7.235      76.97       647
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,704     $ 764,832,705.20    100.00%    $ 282,852.33       7.024%     81.30%      644

                                  BEAR STEARNS
                                       78
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BEAR STEARNS CONTACTS
--------------------------------------------------------------------------------
NAME:                        TELEPHONE:           E-MAIL:

Kyriacos Kyriacou            (212) 272-2507       kkyriacou@bear.com
Managing Director

Sally Kawana                 (212) 272-3509       skawana@bear.com
Associate Director

Andrew Kennedy               (212) 272-7852       akennedy@bear.com

--------------------------------------------------------------------------------
                          BEAR STEARNS TRADING CONTACTS
--------------------------------------------------------------------------------
NAME:                        TELEPHONE:            E-MAIL:

Jeffrey Verschleiser         (212) 272-5451        jverschleiser@bear.com
Senior Managing Director

Scott Eichel                 (212) 272-5451        seichel@bear.com
Senior Managing Director

Carol Fuller                 (212) 272-4955        cfuller@bear.com
Senior Managing Director

Angela Ward                  (212) 272-4955        adward@bear.com
Associate Director

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------
NAME:                        TELEPHONE:           E-MAIL:

MOODY'S                      (212) 553-4619       joseph.grohotolski@moodys.com
Joseph Grotolsky

STANDARD AND POOR'S          (212) 438-2595       becky_cao@sandp.com
Becky Cao

FITCH                        (212) 908 0261       ben.katzburg@fitchratings.com
Ben Katzburg

                                  BEAR STEARNS
                                       79
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.